Securities Act File No. 333-[     ]

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________

FORM N-14

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

  ☐ Pre-Effective Amendment No. 1      ☐ Post-Effective Amendment No.
(Check appropriate box or boxes)
__________________________________________________________________

Grosvenor Registered Multi-Strategy Fund (TI 1), LLC
(Exact Name of Registrant as Specified in Charter)

900 North Michigan Avenue, Suite 1100
Chicago, Illinois 60611
(Address of Principal Executive Offices:  Number, Street, City, State, Zip Code)

Registrant's Telephone Number, including Area Code:  (312) 506-6500

Scott J. Lederman
    Grosvenor Registered Funds
    900 North Michigan Avenue
    Suite 1100
    Chicago, Illinois 60611
(Name and Address of Agent for Service)

COPY TO:

George J. Zornada, Esq.
K&L Gates LLP
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2950

__________________________________________________________________

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.
__________________________________________________________________

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee(3)
Shares of beneficial interest	24,383.66452	$955.9388	$23,309,291	$2,825.09

(1)	Registrant’s net asset value per share as of July 31, 2019.
(2)	Estimated solely for the purpose of calculating the filing registration fee, pursuant to Rule 457(o) under the

Securities Act of 1933.

(3)	Based on a rate of $121.20 per $1,000,000 of the proposed maximum aggregate offering price.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

GROSVENOR REGISTERED MULTI-STRATEGY FUND (W), LLC

900 North Michigan Avenue
    Suite 1100
Chicago, Illinois 60611
Dear Investor:

The Board of Directors of your fund, Grosvenor Registered Multi-Strategy Fund (W), LLC (the "Fund"), has approved the reorganization of the Fund with and into Grosvenor Registered Multi-Strategy Fund (TI 1), LLC (the "Acquiring Fund" and, collectively with the Fund, the “Funds”).  The Funds are closed-end, diversified management investment companies.  Each Fund’s investment adviser is Grosvenor Capital Management, L.P. (the “Adviser”). Both Funds serve as feeder funds and invest substantially all of their assets in Grosvenor Registered Multi-Strategy Master Fund, LLC (the “Master Fund”). As such, the Funds have identical investment objectives, strategies and risks.

The reorganization of the Fund is expected to occur after the close of business on November 30, 2019, at which time the Fund will transfer all of its assets to the Acquiring Fund in exchange solely for shares of limited liability company interest of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, and the Fund will be liquidated.  Upon completion of the reorganization, you will become a member of the Acquiring Fund and will receive shares of the Acquiring Fund equal in value to the value of your limited liability company interest in the Fund.

After careful review, the Fund's Board of Directors has unanimously approved the reorganization of the Fund.  Based on information provided by the Adviser, the Fund's Board of Directors believes that the reorganization will permit Fund investors to pursue identical investment goals in a larger combined fund that has: (1) identical investment objectives and strategies as the Fund, namely, investing in the Master Fund; (2) the same management fee and expense limitation as that currently applicable to the Fund (following the effective date of changes to the Acquiring Fund’s management fee, expense limitation agreement, and sales load); and (3) a net expense ratio anticipated to be lower than that of the Fund. In approving the reorganization, the Fund's Board of Directors considered the terms and conditions of the reorganization and determined that the reorganization is in the best interests of the Fund and that the interests of the Fund's investors will not be diluted as a result of the reorganization.

    The reorganization is expected to be treated as a tax-free reorganization for U.S. federal income tax purposes.

The reorganization of the Fund does not require investor approval, and you are not being asked to vote.  We do, however, ask that you carefully review the enclosed Prospectus/Information Statement, which contains information about the Acquiring Fund and the reorganization of the Fund with and into the Acquiring Fund.
If you have any questions or need additional information, please call (312) 506-6500, or contact your Financial Advisor.

Sincerely,

Scott J. Lederman President Grosvenor Registered Multi- Strategy Fund (W), LLC

October [   ], 2019

1

THE REORGANIZATION OF
GROSVENOR REGISTERED MULTI-STRATEGY FUND (W), LLC
WITH AND INTO
GROSVENOR REGISTERED MULTI-STRATEGY FUND (TI 1), LLC

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Information Statement containing information you need to know about the reorganization.  However, we believe it also would be helpful to begin by answering some of the important questions you might have about the reorganization.

WHAT WILL HAPPEN TO MY GROSVENOR REGISTERED MULTI-STRATEGY FUND (W), LLC INVESTMENT WHEN THE REORGANIZATION OCCURS?

The reorganization of Grosvenor Registered Multi-Strategy Fund (W), LLC (the "Fund") with and into Grosvenor Registered Multi-Strategy Fund (TI 1), LLC (the "Acquiring Fund") will be structured as a reorganization within the meaning of Section 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision, with the Acquiring Fund as the surviving company of the transaction (the “Reorganization”).  After the close of business on or about November 30, 2019 or as soon thereafter as possible (the "Closing Date") you will become a member of the Acquiring Fund (an “Acquiring Fund Member”), which exactly like the Fund, is a closed-end, diversified management investment company managed by Grosvenor Capital Management, L.P. (the “Adviser” or “GCMLP”). You will no longer be a member in the Fund (a “Fund Member” and collectively with an Acquiring Fund Member, “Member”).  You will receive shares of limited liability company interest of the Acquiring Fund, with a value equal to the value of your limited liability company interest in the Fund as of the Closing Date.  As a result of the Reorganization, the Fund will liquidate.
WHAT ARE THE BENEFITS OF THE REORGANIZATION FOR ME?
The Adviser has informed the Fund's Board of Directors that the Reorganization will permit Fund investors to pursue identical investment goals by continuing to invest in Grosvenor Registered Multi-Strategy Master Fund, LLC (the “Master Fund”) but in a larger combined fund that has identical investment objectives and strategies as the  Fund.  As of March 31, 2019, the Acquiring Fund and the Fund had net assets of approximately $216,448,571 and $16,332,654, respectively.  In addition, effective as of the Closing Date, the Adviser will charge the Acquiring Fund  the same management fee as that of the Fund, the Adviser has agreed to further limit expenses of the Acquiring Fund (to match that of the Fund) and the Acquiring Fund’s sales load will be eliminated.  Therefore, it is expected that Members of the Fund will benefit from the Reorganization by being invested in the combined Acquiring Fund pursuing identical strategies, with a larger asset base and a net expense ratio anticipated to be lower than that of the Fund.  The anticipated benefits of the Reorganization are described in greater detail in the enclosed Prospectus/Information Statement.
DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes.  Both Funds serve as feeder funds and invest substantially all of their assets in the Master Fund. As such, the Funds have identical investment objectives, strategies and risks. The combined Acquiring Fund is expected to continue to invest in the Master Fund and continue to have the same investment objective and strategies as the Acquiring Fund.

Grosvenor Capital Management, L.P. is the investment adviser to the Acquiring Fund and the Fund and provides day-to-day management of the Acquiring Fund's and the Fund's investments.  GRV Securities LLC, an affiliate of the Adviser, serves as the distributor of shares of the Fund and the Acquiring Fund.  For additional information regarding the Acquiring Fund and the Fund, please refer to the enclosed Prospectus/Information Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE REORGANIZATION?
Assuming certain conditions are satisfied, which is anticipated, it is expected that the Reorganization will be treated as a tax-free reorganization for federal income tax purposes. The officers of each Fund have analyzed the tax attributes of the Funds, including any capital loss carryforwards or unrealized depreciation, and do not expect any effect the Reorganization may have on these tax attributes to materially impact Members negatively.
Both Funds have elected, and the Acquiring Fund intends to continue, to be treated as a "regulated investment company" under the Code.
WILL THE REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER FUND EXPENSES?

No.  Effective as of the Closing Date: (1) the Acquiring Fund  will pay the Adviser the same management fee as that currently applicable to the Fund, namely a management fee at an annual rate of 0.10% of the net assets of the Fund, determined as of the last business day of the previous month and payable each month before any withdrawals or distributions, for the Adviser’s provision of both investment advice and administrative services; (2) the Adviser agrees to waive fees or pay or absorb expenses of the combined Acquiring Fund to the extent necessary to limit the ordinary operating expenses of the Acquiring Fund to 1.75% per annum of the Acquiring Fund’s average monthly net assets, subject to possible reimbursement by the Acquiring Fund (which is the same as the expense limit currently applicable to the Fund); and (3) the combined Acquiring Fund’s sales load will be eliminated.

Therefore, it is expected that the combined Acquiring Fund, with a larger asset base, will have a net expense ratio lower than that of the Fund, taking the above fee reductions and sales load elimination into account.

WHO WILL PAY THE EXPENSES OF THE REORGANIZATION?

As the Members of each Fund are expected to benefit from the Reorganization, the Fund and the Acquiring Fund will each bear its pro rata portion of the expenses of the Reorganization, which are estimated to be approximately $245,000.

WHY DID THE FUND'S BOARD APPROVE THE REORGANIZATION?

After considering the terms and conditions of the Reorganization, as well as alternatives thereto, the investment objectives and investment management policies of the Fund and the Acquiring Fund, and fees and expenses (including the annual expense ratios) of the Fund and the Acquiring Fund, the Fund's Board believes that reorganizing the Fund with and into the Acquiring Fund is in the best interests of the Fund and that the interests of the Fund's investors will not be diluted as a result of the Reorganization.  In reaching this conclusion, the Fund's Board, based upon information provided by the Adviser, anticipates that reorganizing the Fund into the Acquiring Fund, which also is managed by the Adviser and has identical investment objectives, strategies and risks as those of the Fund, offers benefits to Fund investors.  These anticipated benefits include permitting Fund investors to pursue identical investment goals by investing in the Master Fund but in a larger combined fund that has identical investment objectives, strategies and risks, the same management fee and expense limitation and an anticipated lower net expense ratio.

WHY IS NO INVESTOR ACTION NECESSARY?

Because the Reorganization of the Fund into the Acquiring Fund satisfies the requisite conditions of Rule 17a-8 under the Investment Company Act of 1940, as amended, in accordance with the Fund's Limited Liability Company Agreement and applicable Delaware state and U.S. federal law (including Rule 17a-8), the Reorganization may be effected without the approval of investors in either fund.

Reorganization of

GROSVENOR REGISTERED MULTI-STRATEGY FUND (W), LLC

With and Into

GROSVENOR REGISTERED MULTI-STRATEGY FUND (TI 1), LLC

PROSPECTUS/INFORMATION STATEMENT
OCTOBER [   ], 2019
_______________________________________

This Prospectus/Information Statement is being furnished to you by the Board of Directors of Grosvenor Registered Multi-Strategy Fund (W), LLC (the "Fund") because you are an investor in the Fund (a "Fund Member").  As provided in an Agreement and Plan of Reorganization approved by the Fund's Board, the Fund will transfer all of its assets to Grosvenor Registered Multi-Strategy Fund (TI 1), LLC (the "Acquiring Fund" and, together with the Fund, the “Funds”), in exchange solely for shares of limited liability company interest of the Acquiring Fund (the "Merger Shares") and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this Prospectus/Information Statement (the "Reorganization").  Upon consummation of the Reorganization, the Merger Shares received by the Fund will be distributed to Fund Members, with each Fund Member receiving a pro rata distribution of the Merger Shares (or fractions thereof) having an aggregate net asset value equal to the Fund Member’s interest in the Fund as of the Closing Date.
The Reorganization is expected to occur after the close of business on or about November 30, 2019 or as soon thereafter as possible (the "Closing Date").  No vote of Fund Members will be taken with respect to the matters described in this Prospectus/Information Statement.  THE FUND IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY TO THE FUND.
This Prospectus/Information Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund Members should know.  A Statement of Additional Information ("SAI") dated October [   ], 2019, relating to this Prospectus/Information Statement, is incorporated by reference in its entirety and accompanies this Prospectus/Information Statement.  This Prospectus/Information Statement and the SAI are being mailed on or about October [   ], 2019 to Fund Members of record as of the close of business on September 27, 2019.

The Securities and Exchange Commission (the "Commission") has not approved or disapproved the Merger Shares or passed upon the accuracy or adequacy of this Prospectus/Information Statement.  Any representation to the contrary is a criminal offense.

The Acquiring Fund and the Fund are closed-end, diversified, management investment companies. Each Fund’s investment adviser is Grosvenor Capital Management, L.P. (the “Adviser”). Both Funds serve as feeder funds and invest substantially all of their assets in Grosvenor Registered Multi-Strategy Master Fund, LLC (the “Master Fund”). As such, the Funds have identical investment objectives, strategies and risks. The combined Acquiring Fund is expected to continue to invest in the Master Fund and continue to have the same investment objective and strategies as the Fund. A comparison of the Acquiring Fund and the Fund is set forth in this Prospectus/Information Statement.
The Acquiring Fund's Prospectus dated July 31, 2019 and annual report for its fiscal year ended March 31, 2019 (the “Acquiring Fund Annual Report”) (including its audited financial statements for the fiscal year) accompany this Prospectus/Information Statement.  The Acquiring Fund's Prospectus and the financial statements contained in the Acquiring Fund Annual Report are incorporated into this Prospectus/Information Statement by reference.  The Commission maintains a website (http://www.sec.gov) that contains the material incorporated in this Prospectus/Information Statement by reference, and other information regarding the Acquiring Fund and the Fund.  For a free copy of the Fund's annual report for the year ended March 31, 2019 (the “Fund Annual Report” and together with the Acquiring Fund Annual Report, the “Annual Reports”), please call your Financial Advisor, write to the Fund at its offices located at 900 North Michigan Avenue, Suite 1100, Chicago, Illinois 60611 or call (312) 506-6695.

TABLE OF CONTENTS

Summary	3

Reasons for the Reorganization	16

Information about the Reorganization	18

Additional Information about the Acquiring Fund and the Fund	21

Financial Statements and Experts	22

Exhibit A: Agreement and Plan of Reorganization	A-1

AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE
REORGANIZATION OF THE FUND WITH AND INTO THE ACQUIRING FUND

SUMMARY

This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Information Statement, the Acquiring Fund's Prospectus and the Agreement and Plan of Reorganization (the "Plan") attached to this Prospectus/Information Statement as Exhibit A.

Transaction
The reorganization of the Fund with and into the Acquiring Fund (the “Reorganization”) will be structured as a reorganization within the meaning of Section 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision, with the Acquiring Fund as the surviving company of the transaction. The Fund's Board of Directors, more than seventy-five percent of whose members are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or the Acquiring Fund (the "Independent Directors"), has unanimously approved the Plan for the Fund.  The Plan provides that after the close of business on or about November 30, 2019 or as soon thereafter as possible (the “Closing Date”), the Fund will assign, transfer and convey to the Acquiring Fund all of the remaining assets of the Fund, including all securities and cash, in exchange solely for Merger Shares having an aggregate net asset value equal to the value of the Fund's remaining assets less liabilities, and the assumption by the Acquiring Fund of the Fund's stated liabilities.  The Fund will distribute all Merger Shares received by it to the Fund Members so that each Fund Member will receive a pro rata distribution of the Merger Shares (or fractions thereof) having an aggregate net asset value equal to the Fund Member’s interest in the Fund as of the Closing Date.  As a result of the Reorganization, the Fund will liquidate.
Each Fund Member will become a member of the Acquiring Fund (an “Acquiring Fund Member” and collectively with a Fund Member, “Member”) as of the Closing Date.  No sales load will be imposed in the Reorganization.
The Fund's Board of Directors has unanimously concluded that the Reorganization is in the best interests of the Fund, and that the interests of Fund Members will not be diluted as a result of the Reorganization.  See "Reasons for the Reorganization."

Federal Income Tax Consequences.

Assuming certain conditions are satisfied, which is anticipated, it is expected that the Reorganization will be treated as a tax-free reorganization for federal income tax purposes.  The officers of each Fund have analyzed the tax attributes of the Funds, including any capital loss carryforwards or unrealized depreciation, and do not expect any effect the Reorganization may have on these tax attributes to materially impact Members negatively.

See "Information about the Reorganization—Federal Income Tax Consequences."

Comparison of the Acquiring Fund and the Fund

Investment Objectives, Strategies and Risks

In pursuing their investment objectives, both Funds invest substantially all of their assets in the Master Fund, a Delaware limited liability company, which, like the Fund, is registered under the 1940 Act. This form of investment structure is commonly known as a “master/feeder fund” arrangement.

As shown in the table below, the Funds, as feeder funds investing into the Master Fund, have identical investment objectives: to provide investors (i) an attractive, long-term rate of return, on an absolute as well as a risk-adjusted basis, (ii) low performance volatility and (iii) minimal correlation with the equity and fixed income markets.

The Reorganization will not result in any change to the investment objective or principal investment policies of the Acquiring Fund, or any material change in portfolio composition. Defined terms used herein, and not otherwise defined herein, have the same meanings as in the Acquiring Fund's Prospectus dated July 31, 2019.

	FUND (Currently)	ACQUIRING FUND (both before and after the Reorganization)
Investment objectives
The fund’s investment objectives are to provide investors (i) an attractive, long-term rate of return, on an absolute as well as a risk-adjusted basis, (ii) low performance volatility and (iii) minimal correlation with the equity and fixed income markets.

The Master Fund seeks diversification by investing in Investment Funds that (i) pursue non-traditional investment strategies and (ii) are expected to exhibit a low degree of performance correlation, not only with broad market indices but also with each other. These Investment Funds are commonly known as “hedge funds” and are managed by selected Investment Managers who specialize in the chosen strategies. The Master Fund generally invests in between 15 and 40 Investment Funds.

Investment strategies
Investment Managers are selected on the basis of various criteria, as described further below. Investment Managers selected generally conduct their investment programs through Investment Funds. Generally, Investment Funds are private investment funds that have investors other than the Master Fund. The Master Fund currently intends to invest its assets primarily in Investment Funds.

The Investment Managers utilized by the Master Fund may invest and trade in a wide range of instruments and markets and may pursue various investment strategies. The Investment Managers may use various investment techniques for hedging and non-hedging purposes. For example, an Investment Manager may sell securities short and purchase and sell options and futures contracts and engage in other derivative transactions. The use of these techniques may be an integral part of an Investment Manager’s investment program, and involve certain risks. Certain Investment Managers may use leverage, which also entails risk, including significant amounts of leverage, as Investment Funds may not be subject to any limits on the amount of leverage that they can employ. The Investment Funds in which the Master Fund invests are not subject to the investment restrictions of the Fund or the Master Fund and, unless registered under the 1940 Act, are not subject to any of the investment limitations imposed by the 1940 Act. The Master Fund may invest in Investment Funds offered as private funds in the United States that are not subject to substantial regulation in other countries as well as Investment Funds that are subject to substantial regulation such as UCITS funds based in the European Union which adhere to the European Union Undertakings for Collective Investment in Transferable Securities as implemented by the jurisdiction where the Investment Fund is based.

FUND (Currently)	ACQUIRING FUND (both before and after the Reorganization)
The investment process for the Master Fund is based on three fundamental principles: 1. Seek Absolute Returns.
●
Focus on investment strategies and sub-strategies (collectively, “investment strategies”) that, when combined, generally seek to achieve positive returns that are not dependent upon directional movements of traditional equity and fixed-income markets.

2. Superior Investment Managers.
	●	Identify and invest with Investment Managers that GCMLP regards as among the most talented Investment Managers available on a global basis within their respective investment strategies.
3. Diversification.
	●	Combine investment strategies that historically have, over the long-term, demonstrated a relatively low degree of correlation to each other into a broadly-diversified portfolio in an effort to reduce volatility and mitigate strategy and market risks.
	●	Seek to select multiple Investment Managers within each investment strategy in an effort to enhance diversification and reduce manager-specific risk.
Risk Factors
The Funds’ investment programs are speculative and entail substantial risks. There can be no assurance that the Fund’s investment objectives will be achieved. The Fund’s performance depends upon the performance of the Master Fund, which, in turn, will depend on the performance of the Investment Funds in which the Master Fund invests, and GCMLP’s ability to select, allocate and reallocate effectively the Master Fund’s assets among them. Many factors will affect the performance of such Investment Funds. The value of an investment in the Fund will fluctuate with changes in the values of the Master Fund’s investments.

An investment in the Funds involves the following general risks:
	●	Economic and market conditions and factors may materially adversely affect the value of the Master Fund’s investments.
	●	The possible failure of the investment strategies, techniques and practices employed by one or more Investment Managers.
	●	Members will bear certain expenses of the Funds, in addition to fees and expenses associated with the Funds’ investment in the Master Fund. The Master Fund also may invest in Investment Funds that invest in other investment vehicles thereby subjecting the Fund, and, indirectly, Members, to an additional level of fees, which could be substantial.
	●	Investing in the Funds can result in loss of invested capital. Use of leverage, short sales and derivative transactions by Investment Managers, among other things, can result in significant losses to the Master Fund, and, indirectly, to the Funds.
	●	The Master Fund invests in Investment Funds that may not have diversified investment portfolios, thereby increasing investment risk.
	●	There are special tax risks associated with an investment in the Fund, including the potential tax risks of investments in limited partnerships and/or the potential failure to meet the tests under Subchapter M of the Code.

FUND (Currently)	ACQUIRING FUND (both before and after the Reorganization)
●	Cybersecurity breaches may allow an unauthorized party to gain access to the Funds’ assets, customer data, or proprietary information, or cause the Funds and/or their service providers to suffer data corruption or lose operational functionality.
●	Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
●	Shares are not traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Liquidity will be provided to Members only through repurchase offers made from time to time by the Funds in the discretion of the Funds’ Board of Directors. There is no assurance that a Member tendering shares for repurchase in connection with a repurchase offer made by the Fund will have those shares repurchased in that repurchase offer.
●
An investor who meets the conditions imposed by the Investment Managers, including minimum initial investment requirements that may, in many cases, be substantially higher than the minimum investment of the Funds, could invest directly in Investment Funds or with Investment Managers. By investing in Investment Funds indirectly through the Funds, a Member bears a pro rata portion of the asset-based fee and other expenses of the Funds and a pro rata portion of the asset-based fee and other expenses of the Master Fund and also indirectly bears a pro rata portion of the asset-based fees, performance-based compensation and other expenses borne by the Master Fund as an investor in Investment Funds.

●	The fees and other expenses borne directly and indirectly by the Funds, including those of the Master Fund and the fees, expenses and performance-based fees or allocations that are borne by the Master Fund as an investor in Investment Funds may be higher than those of most other registered investment companies.
Investing in Investment Funds involves special risks, including the following:
●	Investment Funds generally will not be registered as investment companies under the 1940 Act. Therefore, the Master Fund, as an investor in Investment Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds.
●	An Investment Fund may, in some cases, concentrate its investments in a single industry, group of related industries, asset class or strategy. This increases the sensitivity of such Investment Fund’s investment returns to economic factors affecting that industry, group of industries, asset class or strategy. However, the Master Fund will adhere to its own investment restrictions with respect to concentration when investing in Investment Funds.
●	An Investment Fund may experience a cybersecurity breach that could allow an unauthorized party to gain access to the Investment Fund’s assets, customer data, or proprietary information, or cause the Investment Fund and/or its service providers to suffer data corruption or lose operational functionality.
●	Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
●	GCMLP’s inability to gauge on a “real time” basis the specific strategy-related and/or position-level risks associated with positions held by the Investment Funds in which the Master Fund invests.
●	GCMLP receives detailed information from each Investment Manager regarding its

FUND (Currently)	ACQUIRING FUND (both before and after the Reorganization)
investment performance and investment strategy. GCMLP may have little or no means of independently verifying information provided by Investment Managers and thus, may not be able to ascertain whether Investment Managers are adhering to their disclosed investment strategies and their investment and risk management policies. An Investment Manager may use proprietary investment strategies that are not fully disclosed to GCMLP, which may involve risks that are not anticipated by GCMLP.
●	The Master Fund relies primarily on information provided by Investment Managers and/or their independent administrator in valuing its investments in Investment Funds. There is a risk that inaccurate valuations provided by Investment Managers and/or their independent administrator could indirectly adversely affect the value of shares and the amounts Members receive upon the repurchase of shares. Because Investment Funds generally provide net asset value information on a monthly basis, and may not provide detailed information on their investment positions except on an annual basis, the Master Fund generally will not be able to determine the fair value of its investments in Investment Funds or its net asset value other than as of the end of each month and may not be able to verify valuation information given to the Master Fund by Investment Managers and/or their independent administrator.
●	Investment Managers typically charge asset-based management fees, and typically also are entitled to receive performance-based compensation. The Master Fund, as an investor in Investment Funds, will be subject to these fees and allocations, which will reduce the investment returns of the Master Fund and, in turn, the Funds. These fees and allocations are in addition to the Management Fee each Fund pays to the Adviser and the Advisory Fee the Master Fund pays to the Adviser.
●	The performance-based compensation to Investment Managers may create an incentive for Investment Managers to make investments that are riskier or more speculative than those that might have been made in the absence of performance-based compensation. In addition, because performance-based compensation is generally calculated on a basis that includes unrealized appreciation of an Investment Fund’s assets, the allocation may be greater than if it were based solely on realized gains.
●	Each Investment Manager will receive any performance-based compensation to which it is entitled, irrespective of the performance of the other Investment Managers and the Master Fund generally. Accordingly, an Investment Manager with positive performance may receive performance-based compensation from the Master Fund, and thus indirectly from the investors in the Fund, even if the Master Fund’s overall returns are negative.
●	Investment decisions for the Investment Funds are made by the Investment Managers independently of each other. As a result, at any particular time, one Investment Fund may be purchasing shares of an issuer whose shares are being sold by another Investment Fund. Consequently, the Master Fund could directly or indirectly incur certain transaction costs without accomplishing any net investment result.
●	The Master Fund expects it may purchase non-voting securities of an Investment Fund or waive some or all of its right to vote its securities with respect to Investment Funds. Consequently, in that situation, it may not be able to vote (or would have its vote limited) on matters that require the approval of the investors in the Investment Fund, including matters that could adversely affect the Master Fund’s investment in

FUND (Currently)	ACQUIRING FUND (both before and after the Reorganization)
the Investment Fund.
●	The Master Fund may make additional investments in or effect withdrawals from Investment Funds only at certain specified times. The Master Fund may not be able to withdraw its investment in an Investment Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect the Master Fund’s, and, in turn, the Funds’ investment return.
●	Investment Funds may be permitted to distribute securities “in-kind” to investors making withdrawals of capital. Upon the Master Fund’s withdrawal of all or a portion of its interest in an Investment Fund, the Master Fund may receive securities that are illiquid or difficult to value. In such circumstances, the Adviser would determine whether to attempt to liquidate the security, hold it in the Master Fund’s portfolio or distribute it to investors in the Master Fund. In the event the Funds were to receive such securities from the Master Fund, it would be required to dispose of such securities either through liquidation or by distributing such securities to Members in connection with a repurchase by the Funds of all or a portion of shares of Members.
●	Delays in Investment Manager reporting may delay reports to Members.
Investing in a master/feeder fund arrangement involves certain risks, including the following:
●	The Funds pursue their investment objectives by investing in the Master Fund. The Funds do not have the right to withdraw their investment in the Master Fund. Instead, each Fund may only do so through periodic repurchases by the Master Fund of the Funds’ interests in the Master Fund. This may limit the ability of the Funds to make offers to repurchase shares. In addition, the Funds may receive securities and other investments from the Master Fund in lieu of cash when it withdraws capital from the Master Fund. The Funds may incur expenses in liquidating investments received in connection with any “in-kind” distributions.
●	A change in the investment objectives, policies or restrictions of the Master Fund may cause the Funds to seek to have repurchased their interests in the Master Fund. Alternatively, the Funds could seek to change their investment objectives, policies or restrictions to conform to those of the Master Fund. Except for the investment restrictions described as “fundamental” in the section of this Prospectus entitled “Investment Policies and Restrictions,” the investment objectives and policies of the Master Fund are not fundamental and may be changed without the approval of investors in the Master Fund (including the Funds). Investors in the Master Fund and in the Funds will be notified if the Master Fund or the Funds change their investment objectives.
●	Interests in the Master Fund also may be held by investors other than the Funds. These investors may include other investment funds, including investment companies that, like the Funds, are registered under the 1940 Act (including, without limitation, Grosvenor Registered Multi-Strategy Fund (TI 2), LLC, a parallel entity that invests directly in the Master Fund), and other types of pooled investment vehicles. When investors in the Master Fund vote on matters affecting the Master Fund, the Funds could be outvoted by other investors. The Funds also may be adversely affected otherwise by other investors in the Master Fund.
●	Other investors in the Master Fund may offer shares (or interests) to their respective

FUND (Currently)	ACQUIRING FUND (both before and after the Reorganization)
investors, if any, that have costs and expenses that differ from those of the Funds. Thus, the investment returns for investors in other funds that invest in the Master Fund may differ from the investment return of investors in the Fund.

In view of the risks of investing in Investment Funds and other risks noted above, there can be no assurance that the Funds will achieve their investment objectives. Thus, an investment in the Funds should be considered a speculative investment and investors should invest in the Funds only if they can sustain a complete loss of their investment.  The potential benefits of investing in the Funds must be weighed against the risks involved.
No guarantee or representation is made that the investment program of the Funds or any Investment Manager will be successful, that the various Investment Managers selected will produce positive returns or that the Funds will achieve their investment objectives.

Fees and Expenses
Effective as of the Closing Date, the Acquiring Fund will pay the same management fee to the Adviser as that currently applicable to the Fund.

The Fund currently pays the Adviser a management fee at the annual rate of 0.10% of the net assets of the Fund determined as of the last business day of the previous month prior to any withdrawals or distributions during the month.  The Acquiring Fund currently pays the Adviser a management fee at the annual rate of 0.50% of the net assets of the Acquiring Fund determined as of the last business day of the previous month prior to any withdrawals or distributions during the month.  During the fiscal year ended March 31, 2019, the Fund paid effective annual management fees of 0.08%, and the Acquiring Fund paid effective annual management fees of 0.50% (in each case, including any waivers and/or reimbursements).

Although the Acquiring Fund’s management fee is currently higher than the Fund’s management fee, the Acquiring Fund’s Board of Directors approved a reduction in the Acquiring Fund’s management fee, such that, as of the Closing Date, the Acquiring Fund will pay the Adviser a management fee at the annual rate of 0.10% of the net assets of the Acquiring Fund determined as of the last business day of the previous month prior to any withdrawals or distributions during the month.

In addition, while the Adviser has currently agreed to waive fees or pay or absorb expenses of the Acquiring Fund to the extent necessary to limit the ordinary operating expenses of the Acquiring Fund to 2.02% per annum of the Acquiring Fund’s average monthly net assets, the Acquiring Fund Board approved a new expense limitation agreement, such that, as of the Closing Date, the Adviser will agree to waive fees or pay or absorb expenses of the combined Acquiring Fund to the extent necessary to limit the ordinary operating expenses of the Acquiring Fund to 1.75% (which is the same as the current expense limitation agreement with the Fund).

A discussion of the basis for the Acquiring Fund’s Board of Director’s most recent approval of the Acquiring Fund's Investment Management Agreement is available in the Acquiring Fund's Annual Report for the fiscal year ended March 31, 2019.  A discussion of the basis for the Board's approval of the Fund's Investment Management Agreement is available in the Fund's Annual Report for the fiscal year ended March 31, 2019.

Based on the fees and expenses of the Fund and the Acquiring Fund as of their fiscal years ended March 31, 2019, the combined Acquiring Fund is anticipated to have a net expense ratio lower than that of the Fund.

The fees and expenses set forth in the table below for the Acquiring Fund and the Fund are as of their fiscal years ended March 31, 2019.  The "Pro Forma After Reorganization" operating expenses information set forth in the table below is based on the fees and expenses of each fund, as of the fiscal year end noted above, as adjusted showing the effect of the consummation of the Reorganization.

Member Transaction Expenses

	Fund	Acquiring Fund	Acquiring Fund (Pro Forma combining the Fund and Acquiring Fund, restated to include proposed actions)
Maximum Sales Load (as percentage of offering price)	None	1.25[1]	None[2]

Annual Expenses (as a percentage of net assets attributable to shares)

	Fund	Acquiring Fund	Acquiring Fund (Pro Forma combining the Fund and Acquiring Fund, restated to include proposed actions)
Management Fee	1.10[3]	1.50[3]	1.10[4]
Other Expenses[5]	1.20	0.48	0.48
Acquired Fund Fees and Expenses[6]	3.96	3.96	3.96
Total Annual Expenses	6.26	5.94	5.54
Amount Paid or Absorbed by Adviser Under Expense Limitation Agreement	(0.45)[7]	0.00[7]	0.00[8]
Net Annual Expenses After Expense Limitation	5.81	5.94	5.54

1.	In connection with initial and additional purchases of shares, investors may be charged a sales load of up to 1.25% of the investment amount. No Sales Load is charged to certain types of investors.
2.	Restated to reflect elimination of sales charge.
3.
Includes the Advisory Fee of the Master Fund and the Management Fee of the respective Fund. The Advisory Fee is a monthly fee payable at the annual rate of 1.00% of the average net assets of the Master Fund. In accordance with the terms of a separate agreement between the Adviser and the Acquiring Fund (the “Acquiring Fund Management Agreement”), a fee is calculated and paid monthly at an annual rate of 0.50% of the net assets of the Acquiring Fund determined as of the last business day of the previous month prior to any withdrawal or distribution during the month (the “Acquiring Fund Management Fee”). In accordance with the terms of a separate agreement between the Adviser and the Fund (the “Fund Management Agreement”), a fee is calculated and paid monthly at an annual rate of 0.10% of the net assets of the Fund determined as of the last business day of the previous month prior to any withdrawal or distribution during the month (the “Fund Management Fee” and collectively with the Acquiring Fund Management Fee, the “Management Fees”).
4.	Restated to reflect the management fee reduction for the Acquiring Fund.
5.
Based on expenses for the fiscal year ending March 31, 2019. Includes each respective Fund’s expenses (other than the Management Fees) and each respective Fund’s share of the Master Fund’s operating expenses (other than the Advisory Fee).

6.
The Acquired fund fees and expenses (“AFFE”) are the expenses indirectly incurred by each Fund as a result of the Master Fund’s investments in the underlying Investment Funds. AFFE are based on historic earnings of the Investment Funds, which may (and which should be expected to) change substantially over time and, therefore, significantly affect the Fund Fees and Expenses line item. In addition, the Investment Funds held by the Funds will change, which further impacts the calculation of AFFE. Generally, management fees payable to Investment Managers of the Investment Funds will range from 0% to 2.5% (annualized) of the average net asset value of the Fund’s investment in such Investment Funds. In addition, most Investment Managers charge incentive compensation based on a percentage of the appreciation of the applicable Investment Fund over a specific performance period. Such percentage typically ranges from 15% to 25% although it is possible that such range may be exceeded for certain Investment Managers. AFFE in the future may be substantially higher or lower because the performance fees paid to some Investment Managers may fluctuate over time. The amounts charged by the underlying Investment Funds are not paid to the Adviser and represent the costs incurred indirectly by investing in the Investment Funds. The “Total Annual Expenses” line item disclosed above will differ significantly from the ratio of expenses to average net assets (i.e., the Fund’s expense ratio) that is included in the financial statements in each Fund’s Annual Report because (a) each Fund’s financial statements will depict the Fund’s expenses and (b) each Fund’s financial statements will not include the portion of Fund (Investment Fund) Fees and Expenses that represent costs incurred at the Investment Fund level, as required to be disclosed in the above table.

7.
Both Funds are subject to an Expense Limitation Agreement with the Adviser. Under the terms of each Fund’s Expense Limitation Agreement, the Adviser will, subject to possible reimbursement by each Fund as described below, waive fees or pay or absorb expenses of the Funds (including each Fund’s share of the ordinary operating expenses of the Master Fund and certain indemnification obligations of the Master Fund, but excluding any fees, expenses and incentive allocations of the Investment Funds) to the extent necessary to limit the ordinary operating expenses of each Fund (including each Fund’s share of the ordinary operating expenses of the Master Fund, but excluding taxes, interest and related costs of borrowing, brokerage commissions and any extraordinary expenses of each Fund and the Master Fund) to 2.02% per annum of the Acquiring Fund’s average monthly net assets, and to 1.75% per annum of the Fund’s average monthly net assets. The ordinary operating expenses of each Fund and the Master Fund include the Management Fees and the Advisory Fee, respectively. In consideration of the Adviser’s agreement to limit each Fund’s expenses, each Fund will carry forward the amount of fees waived and expenses paid or absorbed by the Adviser in excess of the Expense Limitation, for a period not to exceed three years from the end of the fiscal year in which the fee was waived or the expense was paid or absorbed, and will reimburse the Adviser such amounts. Recoupment will be made as promptly as possible, but only to the extent it does not cause each Fund’s annualized ordinary operating expenses to exceed the Expense Limitation in effect at the time that the fee was waived or the expense was paid or absorbed. The Expense Limitation Agreement for each Fund will remain in effect until July 31, 2020, and will terminate unless renewed by the Adviser.

8.
Restated to reflect proposed Expense Limitation Agreement pursuant to which the Adviser will, subject to possible reimbursement by the combined Acquiring Fund, as described below, waive fees or pay or absorb expenses of the combined Acquiring Fund (including such fund’s share of the ordinary operating expenses of the Master Fund and certain indemnification obligations of the Master Fund, but excluding any fees, expenses and incentive allocations of the Investment Funds) to the extent necessary to limit the ordinary operating expenses of the combined Acquiring Fund (including such fund’s share of the ordinary operating expenses of the Master Fund, but excluding taxes, interest and related costs of borrowing, brokerage commissions and any extraordinary expenses of each Fund and the Master Fund) to 1.75% per annum of the combined Acquiring Fund’s average monthly net assets. The ordinary operating expenses of the combined Acquiring Fund and the Master Fund include the

Management Fees and the Advisory Fee, respectively. In consideration of the Adviser’s agreement to limit the combined Acquiring Fund’s expenses, such Fund will carry forward the amount of fees waived and expenses paid or absorbed by the Adviser in excess of the Expense Limitation, for a period not to exceed three years from the end of the fiscal year in which the fee was waived or the expense was paid or absorbed, and will reimburse the Adviser such amounts. Recoupment will be made as promptly as possible, but only to the extent it does not cause such Fund’s annualized ordinary operating expenses to exceed the Expense Limitation in effect at the time that the fee was waived or the expense was paid or absorbed. The Expense Limitation Agreement for the combined Acquiring Fund will remain in effect until July 31, 2020, and will terminate unless renewed by the Adviser.

Expense Example

The purpose of the table above and the following examples is to assist prospective investors in understanding the various costs and expenses investors in the Fund will bear directly or indirectly.

Based on a $1,000 investment, assuming a 5% annual return.

	1 Year	3 Years	5 Years	10 Years

Fund	$58	$180	$300	$586

Acquiring Fund	$71	$186	$299	$572

Pro Forma After Reorganization Acquiring Fund	$55	$165	$273	$539

Based on a $25,000 investment, assuming a 5% annual return.

	1 Year	3 Years	5 Years	10 Years

Fund	$1,447	$4,512	$7,501	$14,650

Acquiring Fund	$1,772	$4,650	$7,474	$14,306

Pro Forma After Reorganization Acquiring Fund	$1,381	$4,121	$6,832	$13,482

The examples above are based on the fees and expenses of the Fund set forth above and should not be considered a representation of future expenses. The examples for one year reflect the contractual expense limitation described above. Actual expenses may be greater or less than those shown, and the Fund’s actual rate of return may be greater or less than the hypothetical 5% return assumed in the examples.

General Information about the Acquiring Fund and the Fund

The Acquiring Fund is registered under the 1940 Act as a closed-end, diversified management investment company and is a Delaware limited liability company.  The Acquiring Fund commenced operations on January 1, 2010.

Like the Acquiring Fund, the Fund is registered under the 1940 Act as a closed-end, diversified management investment company.  It commenced operations on September 1, 2013.
Shares of the Funds are not listed on any securities exchange or traded in any other market.
Investment Adviser

Grosvenor Capital Management, L.P. serves as the management services provider of the Funds and the investment adviser of the Master Fund and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. GCMLP’s sole general partner is GCM, L.L.C., a Delaware limited liability company.  Grosvenor Holdings, L.L.C., an Illinois limited liability company (“Grosvenor Holdings”), is the sole member and manager of GCM, L.L.C. and, in that capacity, is responsible for the management of the day-to-day business and affairs of GCM, L.L.C. GCM, L.L.C., in turn, in its capacity as general partner of GCMLP, is responsible for the management of the day-to-day business and affairs of GCMLP. Grosvenor Capital Management Holdings, LLLP, an Illinois limited liability limited partnership (“GCMHLLLP”), is GCMLP’s sole limited partner. GCMH GP, LLC (“GCMHGP”), a Delaware limited liability company, is the sole general partner of GCMHLLLP, and Grosvenor Holdings is the sole member and manager of GCMHGP. The limited partners of GCMHLLLP are Grosvenor Holdings and Grosvenor Holdings II, LLC, a Delaware limited liability company, which together with Grosvenor Holdings owns the majority of the limited partnership interests in GCMHLLLP.
The principal office of the Adviser is located at 900 North Michigan Avenue, Suite 1100, Chicago, Illinois 60611, and its telephone number is (312) 506-6500.
GCM Grosvenor provides investment management and advisory services for hedge fund investments through GCMLP and private equity, real estate and infrastructure investments through GCM Customized Fund Investment Group, L.P. (“GCM CFIG,” and together with GCMLP and their affiliates, “GCM Grosvenor”). GCM Grosvenor has been managing public markets investment portfolios on behalf of clients through GCMLP since 1971, and private markets investment portfolios on behalf of clients since 1999. GCMLP had approximately $27.9 billion in assets under management as of March 31, 2019.  GCM Grosvenor is one of the world’s largest and most diversified independent alternative asset management firms, with over $53.1 billion in assets under management as of December 31, 2018.
Board Members
The Board of Directors has oversight responsibility over the management and operations of the Funds and has approved the Funds’ investment programs.  It exercises the same powers, authority and responsibilities on behalf of the Funds as are customarily exercised by the board of directors of a registered investment company organized as a corporation, and has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Funds’ business.
The Master Fund also has a board of directors that is comprised of the same persons who comprise the Board of Directors of the Funds.  The Master Fund’s board of directors has oversight responsibility over the management and operations of the Master Fund.
Information regarding each of the Directors of the Funds, including their principal occupations during the past five years, is set forth in the Acquiring Fund’s prospectus, incorporated herein by reference.  The business address of each Director and officer is c/o Grosvenor Registered Multi-Strategy Fund (TI 1), LLC, 900 North Michigan Avenue, Suite 1100, Chicago, IL 60611.
Portfolio Managers
Pursuant to the investment advisory agreement between the Master Fund and the Adviser, the Adviser is responsible for providing all portfolio management and investment advisory services for the Master Fund. As both Funds are feeder funds investing in the Master Fund, the same individuals acting as the portfolio managers of the Acquiring Fund will continue to act as the portfolio managers of the combined Acquiring Fund following the Reorganization.
The Acquiring Fund’s Prospectus, incorporated herein by reference, provides additional information about the portfolio managers, their compensation, other accounts managed by the Funds' portfolio managers and the portfolio managers' investments in the Funds, if any.
Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP is the independent registered public accounting firm for the Acquiring Fund and the Fund.
Capitalization
Each fund offers a single class of securities.  The following tables set forth, as of March 31, 2019, (i) the capitalization of the Fund's shares, (ii) the capitalization of the Acquiring Fund's shares and (iii) the pro forma capitalization of the Acquiring Fund's shares, as adjusted showing the effect of the Reorganization had it occurred on such date.
	Grosvenor Registered Multi-Strategy Fund (W), LLC	Grosvenor Registered Multi-Strategy Fund (TI 1), LLC	Pro Forma After Reorganization Grosvenor Registered Multi- Strategy Fund (TI 1), LLC

Total net assets	16,332,654	216,448,571	232,781,225

Net asset value per share	996.53	936.84	936.84

Shares outstanding	16,389.55	231,041.52	248,475.32

____________________

Member Rights

The rights of the Members of the Acquiring Fund and the Fund are identical.  Each Member shall be entitled to cast at any meeting of Members a number of votes equal to the number of such Member’s shares as of the record date for such meeting. The Board of Directors shall establish a record date not less than 10 nor more than 60 days prior to the date of any meeting of Members as the record date for determining eligibility to vote at such meeting and the number of votes that each Member will be entitled to cast at the meeting, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.  In general, any action requiring a vote of the holders of Acquiring Fund shares or Fund shares shall be effective if taken or authorized by the affirmative vote of a majority of the outstanding shares or a majority of the total number of votes eligible to be cast by Fund Members.  Any change in the Acquiring Fund's or the Fund's fundamental investment policies may also be authorized by the affirmative vote of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Acquiring Fund or the Fund.  Investors in the Acquiring Fund and the Fund have no conversion, preemptive or other subscription rights.  With very limited exceptions, as set forth in the Acquiring Fund's Amended and Restated Limited Liability Company Agreement and the Fund's Limited Liability Company Agreement, the Acquiring Fund's shares and the Fund's shares are not transferable.

Subscription and Redemption Procedures

The subscription and repurchase procedures of the Acquiring Fund and the Fund are identical.

Shares may be purchased at the Funds’ net asset value.  The minimum initial investment in the Funds is $25,000 and the minimum additional investment in the Funds is $5,000.  The minimum additional investments may be reduced by the Board of Directors.
The Funds may accept initial and additional purchases of shares as of the first day of each month.  The Board of Directors has authorized the Adviser to offer shares more or less frequently.  All purchases are subject to the receipt of cleared funds prior to the applicable purchase date in the full amount of the purchase, although the Adviser may accept, in its sole discretion, a purchase prior to receipt of cleared funds.  The investor must also submit a completed investor application document, in good order, before the applicable purchase date.  The Board of Directors reserves the right to reject any purchase of shares and may, in its sole discretion, suspend sales of shares at any time.

The Funds will repurchase shares at the net asset value determined as of the valuation date, which is generally expected to be the last day of each calendar quarter.  It is expected that the Funds will determine the net asset value per share as of the valuation date within thirty days after the valuation date.
Shares are not redeemable and a Member has no right to require the Funds to redeem their shares.  The Funds will from time to time offer to repurchase shares pursuant to written tenders by Members.  Repurchase offers will be made at such times and on such terms as may be determined by the Board of Directors, in its sole discretion.  In determining whether the Funds should offer to repurchase shares from Members, the Board of Directors will consider the recommendation of the Adviser.  The Adviser expects that generally it will recommend to the Board of Directors that the Funds offer to repurchase shares from Members four times each year, effective as of the last day of each calendar quarter.  The Board of Directors will also consider the following factors, among others, in making this determination:  (i) whether any Members have requested that the Funds repurchase their shares; (ii) the liquidity of the Funds’ assets; (iii) the investment plans and working capital requirements of the Funds; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Funds in repurchasing shares; and (vi) the economic condition of the securities markets.
If a repurchase offer is oversubscribed by Members who tender their shares for repurchase (in other words, if the amount of shares tendered exceeds the amount that the Funds have offered to repurchase), the Funds will repurchase only a pro rata portion of the shares tendered by each Member.  Similarly, if an offer to repurchase interests in the Master Fund is oversubscribed, the Master Fund will repurchase only a pro rata portion of the interests tendered by the Funds to the Master Fund, unless the offer to repurchase interests in the Master Fund is increased and extended, and accordingly the Funds may be required to scale down the repurchase of shares from Members.  If the offer to repurchase interests in the Master Fund is extended, the Fund will receive notice of such extension.  In addition, a Member who tenders for repurchase only a portion of such Member’s shares will be required to continue to own shares having a net asset value not less than $25,000, or such lesser amount as may be established by the Board of Directors.  In the event that a Member’s investment falls below the required minimum due to the repurchase by the Funds of shares on a pro rata basis, the Funds shall waive the required minimum amount.  Additionally, the Funds will only repurchase securities in accordance with Rule 13e-4 of the Securities Exchange Act of 1934, as amended.  Mandatory redemptions will not discriminate unfairly against any Member and, in the event that less than all of the shares are redeemed, the redemptions will occur on a pro-rata basis, or in such other manner as it will not discriminate unfairly against any Member.
The Board of Directors will call a meeting of Members for the purpose of determining whether the Funds should be dissolved in the event that the Funds do not at least once during any 24-month period repurchase any of the shares tendered in accordance with the procedures determined by the Board of Directors from time to time.

Distributions

The distribution policies of the Fund and the Acquiring Fund are identical.

Distributions will be paid at least annually on the shares in an amount representing substantially all of the net investment income and net capital gains, if any, earned each year.  The Funds are not a suitable investment for any investor requiring routine distributions of income.
Each Member will automatically be a participant under each Fund’s Dividend Reinvestment Plan (“DRP”) and have all income dividends and/or capital gains distributions automatically reinvested in shares.  Election not to participate in the DRP and to receive all income dividends and/or capital gain distributions, if any, in cash may be made by notice to the Funds or to a Member’s broker or other intermediary (who should be directed to inform the Funds).

REASONS FOR THE REORGANIZATION

The Reorganization is expected to promote efficiencies in distribution and economies of scale by combining the Funds, which is expected to reduce overall gross Member expenses in the future.
The Fund's Board of Directors and the Acquiring Fund's Board of Directors have concluded, with respect to the Fund and the Acquiring Fund, respectively, that the Reorganization is in the best interests of the Fund and the Acquiring Fund.  In reaching this conclusion, the Fund's Board of Directors, based upon information provided by the Adviser, determined that reorganizing the Fund with and into the Acquiring Fund, which also is managed by the Adviser and has identical investment objectives, strategies and risks as those of the Fund, is anticipated to benefit Fund Members.
Based on information provided by the Adviser, the Fund's Board of Directors believes that the Reorganization will permit Fund Members to pursue identical investment goals by investing in the Master Fund but in a larger combined fund that has: (1) identical investment objectives and strategies as the Fund, namely, investing in the Master Fund; (2) the same management fee and expense limitation as that currently applicable to the Fund (following the effective date of changes to the Acquiring Fund’s management fee, expense limitation agreement, and sales load); and (3) a net expense ratio anticipated to be lower than that of the Fund. In approving the Reorganization, the Fund's Board of Directors considered the terms and conditions of the Reorganization and determined that the Reorganization is in the best interests of the Fund and that the interests of the Fund's investors will not be diluted as a result of the Reorganization.
The Board of Directors, including the Independent Directors, considered the Reorganization at its in-person meeting held on September 19, 2019, and reviewed information and materials regarding the Reorganization presented or prepared by, among others, the Adviser.  In its review of the Reorganization, the Board of Directors was assisted by legal counsel, and the Independent Directors were also assisted by independent legal counsel.  In reaching its decision at the September 19, 2019 meeting to recommend approval of the Reorganization, the Board of Directors concluded that the participation of the Fund in the Reorganization is in the best interest of the Fund, as well as in the best interests of Fund Members, and that the interests of existing Fund Members will not be diluted as a result of the Reorganization.
In determining whether to approve the Reorganization and recommend its approval to Fund Members, the Board of Directors inquired into a number of matters and considered, with respect to the Reorganization, the following factors, among others: (1) the compatibility of the investment objectives, policies and risks of the Fund and Acquiring Fund; (2) the prospects for growth, and for achieving economies of scale, of the combined Acquiring Fund; (3) the expense ratios and available information regarding the fees and expenses of the Fund and Acquiring Fund; (4) the investment experience, expertise and financial resources of, and the nature and quality of the services provided by the Adviser of the Acquiring Fund; (5) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of Member interests; (6) any direct and indirect costs to be incurred by the Fund and Acquiring Fund as a result of the Reorganization; (7) any direct or indirect benefits to the Adviser or its affiliates to be realized as a result of the Reorganization; (8) the tax consequences of the Reorganization; and (9) possible alternatives to the Reorganization.
In addition to the factors set forth above, the Board of Directors also took into account the specific factors listed below with respect to the Funds, in connection with its decision to recommend approval of the Reorganization on behalf of the Fund.
First, a combined Acquiring Fund offers economies of scale that should lead to lower per-share fund expenses in the future.  Each Fund incurs costs for legal, accounting, transfer agency services, insurance and custodial and administrative services.  Many of these resources and costs are duplicative.

Second, the Reorganization would permit Fund Members to pursue an identical investment objective in a larger fund that invests in the same Master Fund.  The greater asset size of the combined Acquiring Fund may allow the Acquiring Fund, relative to the Fund, to reduce per-share expenses by spreading fixed costs over a larger asset base.

Third, on a pro forma basis, the net operating expense ratios of shares of the Acquiring Fund to result from  the Reorganization are estimated to be lower than the current expense ratios for the shares of the Fund. Over the longer term, the greater asset size of the combined Acquiring Fund should allow it, relative to either Fund currently, to reduce per share expenses by spreading fixed costs over a larger asset base.

Fourth, Members will experience no change in Member services as a result of the Reorganization and the Adviser provides the same advisory services to each Fund. As both Funds are feeder funds investing in a Master Fund, the same individuals acting as the portfolio managers of the Acquiring Fund will continue to act as the portfolio managers of the combined Acquiring Fund following the Reorganization.

Fifth, assuming certain conditions are satisfied, the Reorganization is expected to be a tax-free reorganization for federal income tax purposes, meaning that no gain or loss will be recognized by the Fund, the Acquiring Fund, or their Members as a result of the Reorganization
For the reasons described above, the Fund's Board of Directors and the Acquiring Fund's Board of Directors, more than seventy-five percent of whose members are Independent Directors, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION
Plan of Reorganization.  The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Information Statement as Exhibit A.  The Plan provides that, after the close of business on the Closing Date, the Fund will assign, transfer and convey to the Acquiring Fund all of its remaining assets, including all securities and cash, in exchange solely for shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's remaining assets less liabilities, and the assumption by the Acquiring Fund of the Fund's stated liabilities on the Closing Date.  The number of shares of the Acquiring Fund to be issued to the Fund will be equal in value to the assets less liabilities of the Fund determined after the close of business on the Closing Date.  Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with each Fund's valuation policies and procedures.
Promptly after the Closing Date, the Fund will distribute pro rata to its Members of record, all Merger Shares received by it in the Reorganization to Fund Members so that each Fund Member will receive a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) having an aggregate net asset value equal to the Fund Member's interest in the Fund as of the Closing Date.  Such distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund Member, each account being credited with the respective pro rata number of Merger Shares due to the Fund Member.  Thereafter, each Fund Member will cease to be an investor of the Fund, and will become an Acquiring Fund Member.  As a result of the Reorganization, the Fund will liquidate.
Fund Members will be bound by the terms of the Reorganization under the Plan.  Completion of the Reorganization is subject to certain conditions set forth in the Plan, some of which may be waived by the Fund's or the Acquiring Fund's Board of Directors.  The Plan also may be amended prior to the Reorganization by the Fund's and the Acquiring Fund's Board of Directors.  The Fund's Board of Directors or the Acquiring Fund's Board of Directors may terminate the Plan at any time prior to the Closing Date if circumstances should develop that, in the opinion of the Board, make proceeding with the Reorganization inadvisable.
As the Members of each Fund are expected to benefit from the Reorganization, as described in this memorandum, it is proposed that the Fund and the Acquiring Fund each bear its pro rata portion of the expenses of the Reorganization, which are estimated to be approximately $245,000.
Federal Income Tax Consequences.
The Reorganization will not result in the recognition of income, gain, or loss for U.S. federal income tax purposes by the Fund and its Members. The Fund and Acquiring Fund expect to receive an opinion from K&L Gates LLP (“K&L Gates”) substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).
As a result, it is anticipated that, with respect to the Reorganization, for U.S. federal income tax purposes:
●
The Fund will not recognize gain or loss upon: (1) the transfer of all of its assets to the Acquiring Fund in exchange for Merger Shares and the assumption by Acquiring Fund of substantially all liabilities of the Fund; or (2) the distribution by the Fund of the Merger Shares to the Fund’s Members in liquidation of the Fund;

●
No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund’s assets solely in exchange for the issuance of Merger Shares to the Fund and the assumption of substantially all of the Fund’s liabilities by the Acquiring Fund;

●
The Acquiring Fund’s tax basis in the assets received from the Fund pursuant to the Reorganization will equal the tax basis of such assets in the hands of the Fund immediately prior to the Reorganization;

●	The tax holding period of the assets of the Fund in the hands of the Acquiring Fund include the period during which the assets were held by the Fund;
●	You will not recognize gain or loss upon the exchange of your Fund shares solely for Merger Shares as part of the Reorganization;
●	The aggregate tax basis of the Merger Shares you receive in the Reorganization will be the same as the aggregate basis of the Fund shares you exchange; and
●	The tax holding period of the Merger Shares you receive will include the holding period of the Fund shares you exchange.
In rendering its opinion, K&L Gates will rely upon, among other considerations, reasonable assumptions, as well as representations of the Fund and the Acquiring Fund.  The foregoing opinion may state that no opinion is expressed as to the effect of a Reorganization on the Acquiring Fund, the Fund or any Fund Member with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.
No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.
Prior to the closing of the Reorganization, the Fund will declare a distribution to Members that, together with all previous distributions, will have the effect of distributing to Members all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, including those realized on disposition of portfolio securities in connection with the Reorganization (after reduction by any available capital loss carryforwards), if any, through the closing of the Reorganization. These distributions will be taxable to Members.
The Adviser does not expect to transition the Fund’s portfolio in connection with the Reorganization. Specifically, the combined Fund will continue to invest substantially all of its assets in the Master Fund.
The Reorganization will result in the spreading of tax benefits and tax costs across the larger Member base of the combined Acquiring Fund. The Fund Members will receive a proportionate share of any “built-in” (unrealized) gains in the Acquiring Fund’s assets, as well as any taxable gains realized by the Acquiring Fund but not distributed to its Members prior to the Reorganization, when such gains are eventually distributed by the Acquiring Fund. As a result, Fund Members may receive larger taxable distributions than they would have had the Reorganization not occurred. On the other hand, any pre-acquisition losses of the Acquiring Fund will be available to offset capital gains of the combined Fund realized after the Reorganization, subject to certain limitations described below, potentially resulting in a tax benefit to the Fund Members.
As of October 31, 2018, the Acquiring Fund had unrealized depreciation equal to approximately -1.28% of its net assets, and the Fund had unrealized depreciation equal to approximately -1.30% of its net assets. As of their fiscal years ended on March 31, 2019, the Acquiring Fund had short-term capital loss carryforwards of $5,066,441.00 and long-term capital loss carryforwards of $10,073,739.00, and the Fund had short-term capital loss carryforwards of $114,891.00, and long-term capital loss carryforwards of $735,182.00, which have no expiration date.
The Acquiring Fund’s use of the Fund’s capital loss carryforwards, and possible net realized losses, may be subject to certain limitations imposed under the Code with respect to the use of these losses.  Generally, when ownership of a corporation with capital loss carryforwards changes for tax purposes in connection with a reorganization (as will be the case here), the Code imposes various limitations on the use of capital loss carryforwards following the change in ownership.  The amount of such loss carryforwards that can be used each year to offset post-acquisition income would generally be determined by multiplying the “federal long-term tax-exempt rate” (the IRS has set the applicable rate as of October 2019 at 1.77%) by the value of the outstanding shares of the Fund (possibly subject to adjustment for purposes of these rules) immediately prior to the Reorganization.  The carryforward of losses generated in taxable years beginning after December 22, 2010 is not limited in duration.  Additionally, the Acquiring Fund cannot use pre-Reorganization losses of the Fund to offset net unrealized built-in gains of the Acquiring Fund when such gains are later recognized.  Also, if the Fund has net unrecognized gains as of the date of the Reorganization (“Built-In Gains”), the Acquiring Fund cannot use its own pre-Reorganization losses to offset such Built-In Gains if they are recognized during the five-year period beginning on the date of the Reorganization.  The Acquiring Fund can, however, use its pre-Reorganization losses to offset gains recognized on the disposition of assets received from the Fund in the Reorganization if such gains are not Built-In Gains.  If the Fund has net unrecognized built-in losses as of the date of the Reorganization, the Acquiring Fund’s ability to use such losses when and if they are recognized to offset gains will be subject to the limitation applicable to capital loss carryforwards.
This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular circumstances of any Member. Members are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

Information about the Acquiring Fund is incorporated by reference into this Prospectus/Information Statement from the Acquiring Fund's Prospectus, dated July 31, 2019, forming a part of the Acquiring Fund's Registration Statement on Form N-2 (File No. 333-231856).
The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file various reports and other information with the Commission.  Reports and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission, located at 100 F Street, N.E., Washington, D.C. 20549.  Text-only versions of fund documents can be viewed on-line or downloaded from the Commission's website (http://www.sec.gov).  Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.
To the knowledge of the Acquiring Fund, the following table shows the persons owning, as of March 31, 2019, either of record or beneficially, 5% or more of the outstanding shares of the Acquiring Fund and the percentage of the combined fund's shares to be owned by these persons as if the Reorganization had been consummated as of that date.
	Percentage of Outstanding Shares
Name and Address	Before Reorganization	After Reorganization

TUW FAY M SLOVER US Trust – 999 Waterside Drive Norfolk, VA 23510	31.53%	29.32%

To the knowledge of the Fund, the following table shows the persons owning, as of March 31, 2019, either of record or beneficially, 5% or more of the outstanding shares of the Fund and the percentage of the combined fund's shares to be owned by these persons as if the Reorganization had been consummated as of that date.

	Percentage of Outstanding Shares
Name and Address	Before Reorganization	After Reorganization

CHARLES SCHWAB & CO., INC. FBO CUSTOMERS Charles Schwab & Co., Inc. – 211 Main Street, San Francisco, CA 94105	53.44%	3.75%

CHARLES SCHWAB & CO., INC. AS CUSTODIAN FOR CUSTOMERS Charles Schwab & Co., Inc. – 211 Main Street, San Francisco, CA 94105	10.12%	0.71%

THE HERTEL STATUTORY TRUST U/A Sunny Isles Beach, FL 33160	7.66%	0.54%

As of March 31, 2019, Board members and officers of the Fund and the Acquiring Fund did not own any of the Fund's outstanding interests or the Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS
The audited financial statements of the Fund and the Acquiring Fund for the fiscal year ended March 31, 2019  have been incorporated herein by reference in reliance upon the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm for the Fund and the Acquiring Fund, given on their authority as experts in accounting and auditing.

 EXHIBIT A

 Agreement and Plan of Reorganization
Reorganization of Grosvenor Registered Multi-Strategy Fund (W), LLC into Grosvenor Registered Multi-
Strategy Fund (TI 1), LLC
September 19, 2019
This Agreement and Plan of Reorganization (the "Agreement") is made as of September 19, 2019, by and between Grosvenor Registered Multi-Strategy Fund (W), LLC (the "Acquired Fund") and Grosvenor Registered Multi-Strategy Fund (TI 1), LLC (the "Acquiring Fund"), each a Delaware limited liability company.
This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all assets of the Acquired Fund attributable to its shares in exchange for shares of the Acquiring Fund as described below (the "Merger Shares"), and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund and the distribution of the Merger Shares to the holders of shares of the Acquired Fund (the “Members”) in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.
In order to consummate the reorganization contemplated by this Agreement (the "Reorganization") and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, each party hereby agrees as follows:

1.	Representations and Warranties of the Acquiring Fund.
The Acquiring Fund represents and warrants to, and agrees with, the Acquired Fund that:
(a)          The Acquiring Fund is a Delaware limited liability company duly organized and validly existing under, and in conformity with, the laws of the State of Delaware, and has the power to own all of its assets and to carry out its obligations under this Agreement. The Acquiring Fund is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all necessary federal, state, and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.
(b)          The Acquiring Fund is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect, and the Acquiring Fund has been duly established in accordance with the applicable provisions of the Acquiring Fund’s Amended and Restated Limited Liability Company Agreement, dated September 1, 2013, as may be amended (the "Acquiring Fund LLC Agreement"), and the 1940 Act.
(c)          The Acquiring Fund has elected to be, and has met the requirements of subchapter M of the Code for treatment as, a "regulated investment company" ("RIC") within the meaning of Sections 851 and 852 of the Code since its initial election to qualify as a RIC, and will continue to meet such requirements at all times through the Closing Date (as defined in Section 7 herein) and thereafter. The Acquiring Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.
(d)          The Acquired Fund has been furnished with: (i) the annual report of the Acquiring Fund for the fiscal year ended March 31, 2019, and the audited financial statements appearing therein, having been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, which fairly presents the financial condition and result of operations of the Acquiring Fund as of the date of the report, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

(e)          The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on its statement of assets and liabilities as of March 31, 2019, and those incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time (as defined in Section 3(d)), the Acquiring Fund will advise the Acquired Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.
(f)          The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement.  The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action of the board of directors of the Acquiring Fund (the "Acquiring Fund Board of Directors"), and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance, and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.
(g)          Except as has been disclosed in writing to the Acquired Fund, there are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against the Acquiring Fund which assert liability on the part of the Acquiring Fund or which materially affect the financial condition of the Acquiring Fund or the Acquiring Fund's ability to consummate the Reorganization. The Acquiring Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state, or local law or regulation or administrative ruling relating to any aspect of its business.
(h)          The Acquiring Fund is not obligated under any provision of the Acquiring Fund LLC Agreement, and is not a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquiring Fund and the Acquired Fund may mutually agree that the Acquiring Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.
(i)          There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in sub-section (k) below) or that will not otherwise be disclosed to the Acquired Fund prior to the Valuation Time.
(j)          No consent, approval, authorization, or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).
(k)          The registration statement on Form N-14 filed with the Securities and Exchange Commission (the "SEC") by the Acquiring Fund relating to the Merger Shares issuable hereunder, and the information statement of the Acquired Fund referred to in Section 6(b) herein (together with the documents incorporated therein by reference, the “Prospectus/ Information Statement”) and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement and at the Closing Date, insofar as it relates to the Acquiring Fund,
(i)        did and will comply in all material respects with applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; and

(ii)       does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus/ Information Statement included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the N-14 Registration Statement.
(l)          The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the N-14 Registration Statement.
(m)          All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid, and nonassessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any security convertible into any of the Acquiring Fund shares.
(n)          The Merger Shares to be issued to the Acquired Fund pursuant to this Agreement have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued shares of beneficial interest in the Acquiring Fund and will be fully paid and nonassessable by the Acquiring Fund, and no Member of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.
(o)          At or prior to the Closing Date, the Merger Shares to be transferred to the Acquired Fund for distribution to the members of the Acquired fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Acquired Fund presently are qualified, and there will be a sufficient number of shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.
(p)          At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory and director approvals necessary to issue the Merger Shares to the Acquired Fund.
(q)          The Acquiring Fund has timely filed, or intends to file, or has obtained extensions to file, all federal, state, and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state, and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All such tax returns are true, correct and complete in all material respects. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.
2.	Representations and Warranties of the Acquired Fund.
The Acquired Fund represents and warrants to, and agrees with, the Acquiring Fund that:
(a)         The Acquired Fund is a Delaware limited liability company duly organized and validly existing under, and in good standing in conformity with, the laws of the State of Delaware, and has the power to own all of its assets and to carry out its obligations under this Agreement. The Acquired Fund is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquired Fund. The Acquired Fund has all necessary federal, state, and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)          The Acquired Fund is duly registered under the 1940 Act as a diversified closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect, and the Acquired Fund has been duly established in accordance with the applicable provisions of the Acquired Fund's Limited Liability Company Agreement, dated June 18, 2013, as may be amended (the "Acquired Fund LLC Agreement"), and the 1940 Act.
(c)          The Acquired Fund has elected to be, and has met the requirements of subchapter M of the Code for treatment as, a RIC within the meaning of Sections 851 and 852 of the Code since its initial election to qualify as a RIC, and will continue to meet such requirements at all times through the Closing Date with respect to its taxable year ending on the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, and will not be liable for on the Closing Date, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.
(d)          The Acquired Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action of the board of directors of the Acquired Fund (the "Acquired Fund Board of Directors"), and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance, and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.
(e)          The Acquiring Fund has been furnished with the annual report of the Acquired Fund for the fiscal year ended March 31, 2019, and the audited financial statements appearing therein, having been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, which fairly presents the financial condition and result of operations of the Acquired Fund as of March 31, 2019, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.
(f)          The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on its statement of assets and liabilities as of March 31, 2019, and those incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time, the Acquired Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.
(g)          Except as has been disclosed in writing to the Acquiring Fund, there are no material legal, administrative, or other proceedings pending or, to the knowledge of the Acquired Fund, threatened against the Acquired Fund which assert liability on the part of the Acquired Fund or which materially affect the financial condition of the Acquired Fund or the Acquired Fund's ability to consummate the Reorganization. The Acquired Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state, or local law or regulation or administrative ruling relating to any aspect of its business.
(h)          There are no material contracts outstanding to which the Acquired Fund is a party that have not been disclosed in the N-14 Registration Statement or that will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.
(i)          The Acquired Fund is not obligated under any provision of the Acquired Fund LLC Agreement, and is not a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquired Fund and the Acquiring Fund may mutually agree that the Acquired Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(j)          The Acquired Fund has timely filed, or intends to file, or has obtained extensions to file, all federal, state, and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay all federal, state, and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All such tax returns are true, correct and complete in all material respects. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.
(k)          As used in this Agreement, the term "Acquired Fund Investments" shall mean:
(i)          the investments of the Acquired Fund shown on its schedule of investments as of the Valuation Time furnished to the Acquiring Fund; and
(ii)          all other assets owned by the Acquired Fund or liabilities incurred as of the Valuation Time. At the Valuation Time and the Closing Date, the Acquired Fund will have full right, power, and authority to sell, assign, transfer, and deliver the Acquired Fund Investments. At the Closing Date, subject only to the obligation to deliver the Acquired Fund Investments as contemplated by this Agreement, the Acquired Fund will have good and marketable title to all of the Acquired Fund Investments, and the Acquiring Fund will acquire all of the Acquired Fund Investments free and clear of any encumbrances, liens, or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Acquired Fund Investments or materially affect title thereto).
(l)          No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.
(m)          The N-14 Registration Statement, on the effective date of the N-14 Registration Statement and at the Closing Date, insofar as it relates to the Acquired Fund,
(i)          did and will comply in all material respects with applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; and
(ii)          does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus/ Information Statement included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.
(n)          All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid, and nonassessable by the Acquired Fund ("Acquired Fund Shares"). The Acquired Fund does not have outstanding any security convertible into any of the Acquired Fund Shares.
(o)          All of the issued and outstanding shares of the Acquired Fund were offered for sale and sold in conformity with all applicable federal and state securities laws.

(p)          The books and records of the Acquired Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.
(q)          The Acquired Fund will not sell or otherwise dispose of any of the Merger Shares to be received in the Reorganization, except in distribution to the Members of the Acquired Fund, as provided in Section 3 of this Agreement.
3.	The Reorganization.
(a)          Subject to the terms and conditions contained herein, the Acquired Fund agrees to sell, convey, transfer, and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Closing Date, all of the Acquired Fund Investments (including interest accrued as of the Valuation Time on debt instruments) and to assume substantially all of the liabilities of the Acquired Fund, in exchange for that number of Merger Shares provided for in Section 4. Pursuant to this Agreement, as soon as practicable after the Closing Date, the Acquired Fund will distribute all Merger Shares received by it to its Members in exchange for their Acquired Fund Shares in complete liquidation of the Acquired Fund. Such distributions shall be accomplished by the opening of Member accounts on the share ledger records of the Acquiring Fund in the amounts due the Members of the Acquired Fund based on their respective holdings in the Acquired Fund as of the Valuation Time.
(b)          Prior to the Closing Date, the Acquired Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its Members all of its net investment company taxable income, if any (computed without regard to any deduction for dividends paid), all of its net tax-exempt income, if any, and all of its net capital gain, if any, in each case for its taxable year beginning on November 1, 2018 and ending on the Closing Date and, if still timely under Section 855 of the Code, the taxable year ending on October 31, 2018.
(c)          The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest the Acquired Fund receives on or after the Closing Date with respect to any of the Acquired Fund Investments transferred to the Acquiring Fund hereunder.
(d)          The Valuation Time shall be 4:00 P.M., Eastern time, on the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing (the "Valuation Time").
(e)          Recourse for liabilities assumed from the Acquired Fund by the Acquiring Fund in the Reorganization will be limited to the assets acquired by the Acquiring Fund. The known liabilities of the Acquired Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(k) of this Agreement.
(f)          The Acquired Fund will be terminated following the Closing Date by terminating its registration under the 1940 Act and its organization under Delaware law and, where it is required to do so, will withdraw its authority to do business in any state.
(g)          The Acquiring Fund will file with the Secretary of State of Delaware any necessary amendment to the Acquiring Fund LLC Agreement necessary to consummate the Reorganization.
4.	Valuation.
(a)          On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund a number of full and fractional Merger Shares having an aggregate net asset value on such date, determined as hereinafter provided in this Section

4, in the case of the Acquiring Fund, equal to the value of the assets, less the value of the liabilities, of the Acquired Fund attributable to the Acquired Fund's Shares;
(b)          The net asset value of the Merger Shares to be delivered to the Acquired Fund, the value of the assets attributable to the Acquired Fund Shares, and the value of the liabilities of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.
(c)          The net asset value of the Merger Shares shall be computed in the manner set forth in the registration statement of the Acquiring Fund. The value of the assets and liabilities of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund's assets and liabilities.
(d)          No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.
(e)          The Acquiring Fund shall issue the Merger Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Merger Shares to the Members of the Acquired Fund by establishing open accounts for each Acquired Fund Member on the share ledger records of the Acquiring Fund. Certificates representing Merger Shares will not be issued to Acquired Fund Members.
(f)          The Acquiring Fund shall assume substantially all of the liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent liquidation and dissolution of the Acquired Fund or otherwise, except for the Acquired Fund's liabilities, if any, arising pursuant to this Agreement.
5.	Payment of Expenses.
(a)          Except as otherwise provided in this Section 5, each Fund will pay a pro rata portion of the costs that are incurred in connection with the Reorganization. The Acquiring Fund and the Acquired Fund will each pay any brokerage commissions, dealer mark-ups, and similar expenses that it may incur in connection with the purchases or sale of portfolio securities, and the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification of the Merger Shares under applicable state and federal laws.
(b)          In the event that the Reorganization contemplated by this Agreement is not consummated, then each Fund will bear a pro rata portion of the costs and expenses incurred in connection with such Reorganization.
(c)          Notwithstanding any other provisions of this Agreement, if for any reason the Reorganization contemplated by this Agreement is not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.
(d)          Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of subchapter M of the Code.
6.	Covenants of the Acquired Fund and the Acquiring Fund.
The Acquired Fund and the Acquiring Fund hereby covenant and agree with the other as follows:

(a)          Each of the Acquired Fund and the Acquiring Fund will operate its business as presently conducted in the ordinary course of business between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.
(b)          The Acquired Fund will take all reasonable action necessary to inform the Members to properly effectuate the Reorganization contemplated hereby.
(c)          The Acquiring Fund will prepare the Prospectus/Information Statement, to be included in the N-14 Registration Statement, which the Acquiring Fund will prepare and file for registration under the 1933 Act of the Merger Shares to be distributed to the Acquired Fund's Members pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act. The Acquiring Fund will use its best efforts to provide for the N-14 Registration Statement to become effective as promptly as practicable.  The Acquired Fund and the Acquiring Fund will cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement, as required by the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations thereunder and the state securities laws.
(d)          The information to be furnished by the Acquired Fund and the Acquiring Fund for use in the N-14 Registration Statement shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable hereto.
(e)          The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities that the Acquiring Fund is not permitted to acquire.
(f)          Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.
(g)          The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
(h)          The Acquired Fund shall:
(i)          following the consummation of the Reorganization, terminate the Acquired Fund in accordance with the laws of the State of Delaware, the Acquired Fund LLC Agreement, the 1940 Act, and any other applicable law;
(ii)          not make any distributions of any Merger Shares other than to the respective Acquired Fund Members and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any; and
(iii)          on and after the Closing Date not conduct any business on behalf of the Acquired Fund except in connection with the termination of the Acquired Fund.
(i)          Each of the Acquired Fund and the Acquiring Fund agrees that by the Closing Date, all of its federal and other tax returns and reports required to be filed on or before such date (taking into account extensions) shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(j)          Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code or is inconsistent with the treatment of the Reorganization as a reorganization within the meaning of such Code section. At or prior to the Closing Date, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable K&L Gates LLP ("K&L Gates"), counsel to the Acquired Fund and the Acquiring Fund, to render the tax opinion required herein (including, without limitation, each party's execution of representations reasonably requested by and addressed to K&L Gates).
(k)          In connection with the covenant in subsection (j) above, each of the Acquired Fund and Acquiring Fund will cooperate with each other in filing any tax return, amended return, or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund will retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Acquired Fund for such Acquired Fund's taxable period first ending after the Closing Date and for all prior taxable periods.
(l)          After the Closing Date, the Acquiring Fund on behalf of the Acquired Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by the Acquired Fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Acquired Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by the Acquired Fund to the extent such expenses have been accrued by the Acquired Fund on or prior to the Closing Date; any excess expenses shall be borne by the investment advisor or an affiliate thereof.
(m)          Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a diversified closed-end management investment company registered under the 1940 Act.
7.	Closing Date.
(a)          Delivery of the assets of the Acquired Fund to be transferred, together with any other Acquired Fund Investments, assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares to be issued as provided in this Agreement shall be made at such place and time as the Acquired Fund and Acquiring Fund shall mutually agree, on or about the close of business on November 30, 2019, or at such other time and date agreed to by the Acquired Fund and the Acquiring Fund, the date and time upon which such delivery is to take place being referred to herein as the "Closing Date."
(b)          To the extent that any Acquired Fund Investments, for any reason, are not transferable on the Closing Date, the Acquired Fund shall cause such Acquired Fund Investments to be transferred to the Acquiring Fund's account with its custodian at the earliest practicable date thereafter.
(c)          The Acquired Fund will deliver to the Acquiring Fund on the Closing Date: (i) copies of all relevant tax books and records; and (ii) confirmation or other adequate evidence as to the tax basis of the Acquired Fund Investments delivered to the Acquiring Fund hereunder.
(d)          As soon as practicable after the close of business on the Closing Date, the Acquired Fund shall deliver to the Acquiring Fund a list of the names and addresses of all of the Members of record of the Acquired Fund on the Closing Date and the number of Acquired Fund Shares owned by each such Member, certified to the best of its knowledge and belief by the transfer agent for the Acquired Fund or by its President.

8.            Conditions of the Acquired Fund's Obligations.
The obligations of the Acquired Fund hereunder shall be subject to the following conditions:
(a)          That the Acquiring Fund Board of Directors has determined that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing Members thereof will not be diluted as a result of the Reorganization, that this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Acquiring Fund Board of Directors, and that the Acquiring Fund shall have delivered to the Acquired Fund a copy of the resolutions approving this Agreement adopted by the Acquiring Fund Board of Directors certified by its Secretary or Assistant Secretary.
(b)          That the Acquiring Fund shall have furnished to the Acquired Fund a statement of its assets, liabilities, and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of the Acquiring Fund's investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Acquiring Fund's behalf by its President (or any Vice President) or its Treasurer (or any Assistant Treasurer), and a certificate signed by the Acquiring Fund's President (or any Vice President) or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund's most recent annual report or semiannual report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.
(c)          That the Acquiring Fund shall have furnished to the Acquired Fund a certificate signed by the Acquiring Fund’s President (or any Vice President), its Chief Financial Officer, or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.
(d)          That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.
(e)          That the Acquired Fund shall have received the opinion(s) of K&L Gates, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Acquired Fund, substantially in the form and to the effect that:
(i)          the Acquiring Fund is duly formed and validly existing under the laws of the State of Delaware;
(ii)         the Acquiring Fund is a closed-end, management investment company registered under the 1940 Act;
(iii)       this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquiring Fund Board of Directors, and this Agreement has been duly executed and delivered by the Acquiring Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquiring Fund;
(iv)         neither the execution or delivery by the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the Reorganization contemplated hereby violates any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquiring Fund as being applicable to the Acquiring Fund;

(v)          the Merger Shares have each been duly authorized and, upon issuance thereof in accordance with this Agreement, will be validly issued, fully paid, and nonassessable; and
(vi)         to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquiring Fund of this Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of the State of Delaware or any state in which the Acquiring Fund is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification, or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, the 1934 act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order, or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.
(f)          That the Acquired Fund shall have obtained an opinion from K&L Gates dated as of the Closing Date (which opinion will be subject to certain qualifications), addressed to the Acquired Fund, and based upon such representations of the parties as K&L Gates may reasonably request and the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, that the Reorganization set forth in this Agreement qualifies as a reorganization as described in Section 368(a) of the Code.
(g)          That all proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund.
(h)          That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the SEC.
9.	Conditions of the Acquiring Fund's Obligations.
The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:
(a)          That the Acquired Fund Board of Directors has determined that participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of the existing Members thereof will not be diluted as a result of the Reorganization, that this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Acquired Fund Board of Directors (as defined in the Acquired Fund LLC Agreement); and the Acquired Fund shall have delivered to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Acquired Fund Board of Directors certified by its Secretary or Assistant Secretary.
(b)          That the Acquired Fund shall have furnished to the Acquiring Fund a statement of its assets, liabilities, and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of the Acquired Fund's investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Acquired Fund's behalf by its President (or any Vice President) or its Treasurer (or any Assistant Treasurer), and a certificate signed by the Acquired Fund's President (or any Vice President) or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since the date of the Acquired Fund's most recent annual report or semiannual report, as applicable, other than changes in the Acquired Fund Investments since that date or changes in the market value of the Acquired Fund Investments.
(c)          That the Acquired Fund shall have furnished to the Acquiring Fund a certificate signed by the Acquired Fund’s President (or any Vice President), its Chief Financial Officer or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.
(d)          That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.
(e)          That the Acquiring Fund shall have received the opinion(s) of K&L Gates, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:
(i)          the Acquired Fund is duly formed and validly existing under the laws of the State of Delaware;
(ii)          the Acquired Fund is a Delaware limited liability company, a closed-end, management investment company registered under the 1940 Act;
(iii)       this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquired Fund Board, and this Agreement has been duly executed and delivered by the Acquired Fund (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquired Fund;
(iv)       neither the execution or delivery by the Acquired Fund of this Agreement nor the consummation by the Acquired Fund of the Reorganization contemplated hereby violates any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquired Fund as being applicable to the Acquired Fund; and
(v)        to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquired Fund of this Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of the State of Delaware or any state in which the Acquired Fund is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification, or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order, or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.
(f)          That the Acquiring Fund shall have obtained an opinion from K&L Gates, counsel for the Acquired Fund, dated as of the Closing Date (which opinion will be subject to certain qualifications), addressed to the Acquiring Fund, and based upon such representations of the parties as K&L Gates may reasonably request and the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, that the Reorganization set forth in this Agreement qualifies as a reorganization as described in Section 368(a) of the Code.
(g)          That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the SEC.
(h)          That the Acquired Fund's custodian shall have delivered to the Acquiring Fund a certificate identifying all assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

(i)          That all proceedings taken by the Acquired Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.
(j)          That prior to the Closing Date the Acquired Fund shall have declared a dividend or dividends that, together with all such previous dividends, shall have the effect of distributing to its Members all of its net investment company taxable income, if any (computed without regard to any deduction for dividends paid), all of its net tax-exempt income, if any, and all of its net capital gain, if any, in each case for its taxable year beginning on November 1, 2018 and ending on the Closing Date and, if still timely under Section 855 of the Code, the taxable year ending on October 31, 2018.
10.	Termination, Postponement and Waivers.
(a)          Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after notification of the Members of the Acquired Fund of the Reorganization) prior to the Closing Date, or the Closing Date may be postponed,
(i)          by mutual consent of the Acquired Fund Board of Directors and the Acquiring Fund Board of Directors;
(ii)        by the Acquired Fund Board of Directors if any condition of the Acquiring Fund's obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or
(iii)       by the Acquiring Fund Board of Directors if any condition of the Acquired Fund's obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.
(b)          If the Reorganization contemplated by this Agreement has not been consummated by November 30, 2020, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Acquired Fund Board of Directors and the Acquiring Fund Board of Directors.
(c)          In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of the Acquired Fund, the Acquiring Fund or persons who are their directors, officers, agents, or Members in respect of this Agreement.
(d)          At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Acquired Fund Board of Directors or the Acquiring Fund Board of Directors (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the Members of their respective Fund, on behalf of which such action is taken.
(e)          The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and the Acquired Fund and the Acquiring Fund and the officers, directors, agents, or Members of such Funds shall not have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director, agent, or Member of either the Acquired Fund or the Acquiring Fund against any liability to the entity for which that officer, director, agent, or Member so acts or to its Members, to which that officer, director, agent, or Member otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.
(f)          If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the respective Boards to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the Members of the Acquired Fund.
11.	Indemnification.
(a)          Each party (an "Indemnitor") shall indemnify and hold the other and its officers, director, agents, and persons controlled by or controlling any of them (each an "Indemnified Party") harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs, and expenses of any nature whatsoever (including reasonable attorneys' fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit, or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the "Losses") arising out of or related to any claim of a breach of any representation, warranty, or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party's: (i) willful misfeasance; (ii) bad faith; (iii) gross negligence; or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party's position.
(b)          The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs, and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to the Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle, or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor's sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain the Indemnitor's prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.
12.	Other Matters.
(a)          All covenants, agreements, representations, and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf
(b)          All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Acquired Fund shall be addressed to Grosvenor Registered Multi-Strategy Fund (W), LLC, 900 North Michigan Avenue, Suite 1100, Chicago, Illinois 60611, Attention: Chief Legal Officer, or at such other address as the Acquired Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to Grosvenor Registered Multi-Strategy Fund (TI 1), LLC, 900 North Michigan Avenue, Suite 1100, Chicago, Illinois 60611, Attention: Chief Legal Officer, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Acquired Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.
(c)          This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware applicable to agreements made and to be performed in said state, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.
(d)          It is expressly agreed that the obligations of each of the Acquired Fund and the Acquiring Fund hereunder shall not be binding upon any of their respective directors, Members, nominees, officers, agents, or employees personally, but shall bind only the property of the respective Fund as provided in the Acquired Fund LLC Agreement or the Acquiring Fund LLC Agreement, as applicable. The execution and delivery of this Agreement has been authorized by the Acquired Fund Board, on behalf of the Acquired Fund, and the Acquiring Fund Board of Directors, on behalf of the Acquiring Fund, and signed by authorized officers of each respective Fund, acting as such, and neither such authorization by such directors, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the respective Fund as provided in the Acquired Fund LLC Agreement and the Acquiring Fund LLC Agreement, as applicable.
(e)          This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.
THE REST OF THIS PAGE IS INTENTIONALLY BLANK.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.
GROSVENOR REGISTERED MULTI-STRATEGY FUND (W), LLC

By:
Name: Scott J. Lederman
Title: President
GROSVENOR REGISTERED MULTI-STRATEGY FUND (TI 1), LLC

By:
Name: Scott J. Lederman
Title: President

16

STATEMENT OF ADDITIONAL INFORMATION

October [   ], 2019

Reorganization of

GROSVENOR REGISTERED MULTI-STRATEGY FUND (W), LLC

900 North Michigan Avenue, Suite 1100
Chicago, Illinois 60611

(312) 506-6500

With and Into

GROSVENOR REGISTERED MULTI-STRATEGY FUND (TI 1), LLC

900 North Michigan Avenue, Suite 1100
Chicago, Illinois 60611

(312) 506-6500

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Information Statement dated October [   ], 2019 relating specifically to the transfer of all of the assets and liabilities of Grosvenor Registered Multi-Strategy Fund (W), LLC (the "Fund"), in exchange solely for shares of Grosvenor Registered Multi-Strategy Fund (TI 1), LLC (the "Acquiring Fund").  The transfer is to occur pursuant to an Agreement and Plan of Reorganization.  This Statement of Additional Information consists of this cover page and the following documents incorporated by reference:

1.	The Fund and the Acquiring Fund's Statement of Additional Information dated July 31, 2019.
2.	The Acquiring Fund's Annual Report for the fiscal year ended March 31, 2019.
4.	The Fund's Annual Report for the fiscal year ended March 31, 2019.

Defined terms used herein, and not otherwise defined herein, have the same meanings as in the Prospectus/Information Statement dated October [    ], 2019.
DOCUMENTS INCORPORATED BY REFERENCE
The Acquiring Fund's Statement of Additional Information dated July 31, 2019 is incorporated herein by reference to the definitive version thereof filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 497 under the Securities Act of 1933, as amended, on August 2, 2019 (File No. 333-231856).  The financial statements of the Acquiring Fund are incorporated herein by reference to the Acquiring Fund's Annual Report for its fiscal year ended March 31, 2019, filed with the Commission on June 10, 2019.  The financial statements of the Fund are incorporated herein by reference to the Fund's Annual Report for the fiscal year ended March 31, 2019, filed with the Commission on June 10, 2019.

ADDITIONAL INFORMATION ABOUT THE FUND

PRO FORMA FINANCIAL INFORMATION

At a meeting held on September 19, 2019, the Board of Directors of Grosvenor Registered Multi-Strategy Fund (TI 1), LLC (the "Acquiring Fund") and the Board of Directors of Grosvenor Registered Multi-Strategy Fund (W), LLC (the "Fund" and collectively with the Acquiring Fund, the “Funds”) each approved an Agreement and Plan of Reorganization pursuant to which the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund, in exchange solely for shares of beneficial interest of the Acquiring Fund (the "Shares") equal in value to the assets less liabilities of the Fund (the "Reorganization").  The Acquiring Fund's Shares will then be distributed to the Fund's investors, with each such Fund member receiving a pro rata distribution of the Acquiring Fund's Shares (or fractions thereof) having an aggregate net asset value equal to the investor's interest in the Fund as of November 30, 2019, the closing date of the Reorganization, after which the Fund will cease operations.
The Reorganization is not expected to constitute a taxable transaction for federal income tax purposes.  The unaudited pro forma financial information reflects the financial position of the Acquiring Fund and the Fund on March 31, 2019, and is intended to present certain data as if the Reorganization had been consummated on April 1, 2018.  The results of operations of the Acquiring Fund for prior periods will not be restated.  Following the Reorganization, the Acquiring Fund will be the accounting survivor.  The fiscal year end for each Fund is March 31.  No significant accounting policies, including investment valuation policies, will change as a result of the Reorganization.
The pro forma financial information should be read in conjunction with the financial statements of the Acquiring Fund and the Fund included in the annual reports of each Fund, dated March 31, 2019 and included or incorporated by reference in the Statement of Additional Information of which the pro forma financial information forms a part.  The pro forma financial information has been derived from the books and records used in calculating net asset values of each fund and has been prepared in accordance with accounting principles generally accepted in the United States, which requires management to make estimates and assumptions that affect this information.  Actual results could differ from those estimates.  The pro forma financial information is presented for informational purposes only and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred on April 1, 2018.
Grosvenor Capital Management, L.P. (the "Adviser") is the investment adviser of the Acquiring Fund and the Fund, and provides day-to-day management of the Acquiring Fund's and the Fund's investments.  The Fund and the Acquiring Fund have each agreed to pay the Adviser a management fee at the annual rate of 0.10% of the net assets of each Fund, respectively, determined as of the last business day of the previous month prior to any withdrawals or distributions during the month.
As the members of each Fund are expected to benefit from the Reorganization, as described in this memorandum, the Fund and the Acquiring Fund will each bear its pro rata portion of the expenses of the Reorganization, which are estimated to be approximately $245,000.
As of March 31, 2019, the net assets of:  (i) the Fund were $16,332,654; and (ii) the Acquiring Fund were $216,448,571.  On a pro forma basis for the twelve months ended March 31, 2019, the net assets of the combined fund would have been $232,781,225.
On a pro forma basis, for the twelve months ended March 31, 2019, the proposed Reorganization of the Acquiring Fund and the Fund would have resulted in a decrease in management fees of approximately $918,881, decrease in audit fees of approximately $34,400 and a decrease in registration fees of approximately $26,656, resulting in a $979,937 change in the gross operating expense for the combined fund’s expense ratios. No significant accounting policies will change as a result of the proposed Reorganization, specifically, policies regarding valuation of portfolio securities or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended.  The Acquiring Fund is expected to be the accounting survivor after the Reorganization.

The Acquiring Fund’s use of the Fund’s capital loss carryforwards, and possibly net unrealized losses, may be subject to certain limitations imposed under the Code with respect to the use of these losses.  Generally, when ownership of a corporation with capital loss carryforwards changes for tax purposes in connection with a reorganization (as will be the case here), the Code imposes various limitations on the use of capital loss carryforwards following the change in ownership.  The amount of such loss carryforwards that can be used each year to offset post-acquisition income would generally be determined by multiplying the “federal long-term tax-exempt rate” (the IRS has set the applicable rate as of October 2019 at 1.77%) by the value of the outstanding shares of the Fund (possibly subject to adjustment for purposes of these rules) immediately prior to the Reorganization.  The carryforward of losses generated in taxable years beginning after December 22, 2010 is not limited in duration.  Additionally, the Acquiring Fund cannot use pre-Reorganization losses of the Fund to offset net unrealized built-in gains of the Acquiring Fund when such gains are later recognized.  Also, if the Fund has net unrecognized gains as of the date of the Reorganization (“Built-In Gains”), the Acquiring Fund cannot use its own pre-Reorganization losses to offset such Built-In Gains if they are recognized during the five-year period beginning on the date of the Reorganization.  The Acquiring Fund can, however, use its pre-Reorganization losses to offset gains recognized on the disposition of assets received form the Fund in the Reorganization if such gains are not Built-In Gains.  If the Fund has net unrecognized built-in losses as of the date of the Reorganization, the Acquiring Fund’s ability to use such losses when and if they are recognized to offset gains will be subject to the limitation applicable to capital loss carryforwards.
In addition, the Reorganization will result in the spreading of tax benefits and tax costs across the larger member base of the combined Acquiring Fund.  On the one hand, the members of the Fund will receive a proportionate share of any “built-in” (unrealized) gains in the Fund’s assets, as well as any taxable gains realized by the Acquiring Fund but not distributed to its members prior to the Reorganization, when such gains are eventually distributed by the Acquiring Fund.  As a result, members of the Fund may receive larger taxable distributions than they would have had the Reorganization not occurred.  Additionally, any pre-acquisition losses of the Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset post-Reorganization capital gains otherwise distributed to a broader group of members than would have been the case absent such Reorganization, such that the benefit of those losses to the Fund members may be further reduced relative to what the benefit would have been had the Reorganization not occurred. On the other hand, any pre-acquisition losses of the Acquiring Fund will be available to offset capital gains of the combined fund realized after the Reorganization other than Fund built-in gains (as set forth above), potentially resulting in a tax benefit to the Fund members.
As of October 31, 2018, the Acquiring Fund had unrealized depreciation equal to approximately -1.28% of its net assets, and the Fund had unrealized depreciation equal to approximately -1.30% of its net assets. As of their fiscal years ended on March 31, 2019, the Acquiring Fund had short-term capital loss carryforwards of $5,066,441.00 and long-term capital loss carryforwards of $10,073,739.00, and the Fund had short-term capital loss carryforwards of $114,891.00, and long-term capital loss carryforwards of $735,182.00, which have no expiration date.
The amount of realized and unrealized gains and losses of each Fund, as well as the size of each Fund, at the time of the Reorganization will determine the extent to which the Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Acquiring Fund following the Reorganization, and consequently the extent to which the combined Acquiring Fund may be required to distribute gains to its members earlier than would have been the case absent the Reorganization. Thus the impact of the rules described above will depend on factors that are currently unknown, such that this impact cannot be calculated precisely prior to the Reorganization

GROSVENOR REGISTERED MULTI-STRATEGY FUND (TI 1), LLC

PART C

OTHER INFORMATION

Item 15.          Indemnification

No change from the information set forth in Item 30 of the most recently filed amendment to the Registration Statement of Grosvenor Registered Multi-Strategy Fund’s (TI 1), LLC (the “Registrant”) on Form N-2 under the 1933 Act and the 1940 Act (File Nos. 333-231856  and 811-22352) as filed with the Securities and Exchange Commission (the “SEC”) on July 25, 2019 (accession number 0001193125-19-202569), which information is incorporated herein by reference.
Item 16.          Exhibits

1(a)
Certificate of Formation dated October 26, 2009, incorporated herein by reference to the Registrant’s Registration Statement on Form N-2 (1940 Act File No. 811-22352) filed with the Commission on November 18, 2009 (Accession No. 0000950123-09-063922).

1(b)
Amended and Restated Limited Liability Company Agreement, incorporated by reference to the Registrant’s Registration Statement on Form N-2 filed with the Commission on June 27, 2013 (Accession No. 0001193125-12-274763).

2	Not applicable.

3	Not applicable.

4	Form of Agreement and Plan of Reorganization - FILED HEREWITH as Exhibit A to the Prospectus/Information Statement.

5	See Exhibit 1.

6(a)
Management Agreement between the Registrant and Grosvenor Capital Management, L.P. dated April 1, 2011, incorporated by reference to the Registrant’s Registration Statement on Form N-2, filed with the Securities and Exchange Commission on June 9, 2014 (Accession No. 0001193125-14-229976).

6(b)	Amendment to the Management Agreement between the Registrant and Grosvenor Capital Management, L.P. dated September 19, 2019 - FILED HEREWITH.

7(a)
Distribution Agreement dated August 16, 2013, between the Registrant and GRV Securities LLC (f/k/a Grosvenor Securities LLC), incorporated by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2, filed with the Securities and Exchange Commission on June 9, 2014 (Accession No. 0001193125-14-229976).

7(b)
Form of Dealer Agreement between GRV Securities LLC (f/k/a Grosvenor Securities LLC) and brokers or dealers (“Selling Agents”), incorporated by reference to the Registrant’s Registration Statement on Form N-2 filed with the Commission on June 27, 2013 (Accession No. 0001193125-12-274763).

8	Not applicable

9
Custody Agreement between the Registrant and The Bank of New York Mellon, dated December 4, 2012, incorporated by reference to the Registrant’s Registration Statement on Form N-2 filed with the Commission on June 27, 2013 (Accession No. 0001193125-12-274763).

1

10	Not applicable.

11	Opinion and consent of K&L Gates LLP regarding legality of issuance of shares and other matters, with respect to the Registrant - FILED HEREWITH.

12	Form of opinion of K&L Gates LLP on tax matters, with respect to the Registrant - FILED HEREWITH.

13(a)
Investment Company Reporting Modernization Services Amendment to the Administrative Agreement between the Registrant and BNY Mellon Investment Services (US) Inc., dated December 17, 2018, incorporated by reference to the Registrant’s Registration Statement on Form N-2 filed with the Commission on May 31, 2019 (Accession No. 0001193125-19-162546).

13(b)
Master/Feeder Agreement between the Registrant and Grosvenor Registered Multi-Strategy Master Fund, LLC, dated December 31, 2009, incorporated by reference to the Registrant’s Registration Statement on Form N-2 filed with the Commission on June 27, 2013 (Accession No. 0001193125-12-274763).

13(c)
Escrow Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc. (f/k/a PNC Global Investment Servicing (U.S.) Inc.), dated December 29, 2009, incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2, filed with the Securities and Exchange Commission on August 15, 2013 (Accession No. 0001193125-13-336461).

13(d)
Expense Limitation Agreement between the Registrant and Grosvenor Capital Management, L.P., dated June 1, 2014, incorporated by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2, filed with the Securities and Exchange Commission on July 28, 2015 (Accession No. 0001193125-15-265775).

13(e)	Amendment to the Expense Limitation Agreement between the Registrant and Grosvenor Capital Management, L.P., dated September 19, 2019- FILED HEREWITH.

14	Consent of PricewaterhouseCoopers LLP, the independent registered public accountant for the Registrant and Grosvenor Registered Multi-Strategy Fund (W), LLC - FILED HEREWITH.

15	Not applicable.

16	Power of Attorney for the Registrant dated September 19, 2019 - FILED HEREWITH.

17	Not applicable.

Item 17.        Undertakings

(1)
The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)
The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

2

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Prospectus/Information Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Chicago in the State of Illinois this 24th day of September, 2019.

GROSVENOR REGISTERED MULTI-STRATEGY FUND (TI 1), LLC

By: /s/ Scott J. Lederman
Name: Scott J. Lederman
Director, Chief Executive
Officer and President
Pursuant to the requirements of the Securities Act of 1933, this Prospectus/Information Statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Signature	Title

Scott J. Lederman	/s/ Scott J. Lederman	Director, Chief Executive Officer and President (Principal Executive Officer)	September 24, 2019

Kathleen P. Sullivan	/s/ Kathleen P. Sullivan	Chief Financial Officer and Treasurer (Principal Financial Officer)	September 24, 2019

Henry S. Bienen	/s/ Henry S. Bienen*	Director	September 24, 2019

Alan Brott	/s/ Alan Brott*	Director	September 24, 2019

Brian P. Gallagher	/s/ Brian P. Gallagher*	Director	September 24, 2019

Victor J. Raskin	/s/ Victor J. Raskin*	Director	September 24, 2019

Thomas G. Yellin	/s/ Thomas G. Yellin*	Director	September 24, 2019

Scott J. Lederman	/s/ Scott J. Lederman	*Attorney-in-Fact	September 24, 2019

*As Attorney-in-Fact pursuant to the Power of Attorney filed on September 24, 2019
3

Index to Exhibits

Exhibit 6(b)	Amendment to the Management Agreement between the Registrant and Grosvenor Capital Management, L.P. dated September 19, 2019

Exhibit 11	Opinion and consent of K&L Gates LLP regarding legality of issuance of shares and other matters, with respect to the Registrant

Exhibit 12	Form of opinion of K&L Gates LLP on tax matters, with respect to the Registrant

Exhibit 13(e)	Amendment to the Expense Limitation Agreement between the Registrant and Grosvenor Capital Management, L.P., dated September 19, 2019

Exhibit 14	Consent of PricewaterhouseCoopers LLP, the independent registered public accountant for the Registrant and Grosvenor Registered Multi-Strategy Fund (W), LLC

Exhibit 16	Power of Attorney for the Registrant dated September 19, 2019

4